                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
            THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14A-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or
                 Rule 14a-12

                                       SUPERIOR TELECOM INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                             SUPERIOR TELECOM INC.
                                 1790 BROADWAY
                         NEW YORK, NEW YORK 10019-1412

April 30, 2001

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders of Superior TeleCom Inc. (the "Company"), a Delaware corporation, to be held on Thursday, June 7, 2001 at 10:00 a.m., local time, at The Cornell Club, 6 East 44th Street, New York, New York 10017.

    At this meeting, you will be asked to consider and vote upon the election of the eight directors of the Company, the ratification of the appointment of Arthur Andersen LLP as the Company's independent auditors, the approval of an amendment to the Company's 1996 Stock Incentive Plan and the approval of an amendment to the Company's Employee Stock Purchase Plan.

    YOUR VOTE IS IMPORTANT. The Board of Directors appreciates and encourages stockholder participation in the Company's affairs and cordially invites you to attend the meeting in person. It is important in any event that your shares be represented and we ask that you sign, date and mail the enclosed proxy card in the envelope provided at your earliest convenience.

We sincerely thank you for your support.

Very truly yours,
Steven S. Elbaum
CHAIRMAN OF THE BOARD AND
CHIEF EXECUTIVE OFFICER

                             SUPERIOR TELECOM INC.
                                 1790 BROADWAY
                         NEW YORK, NEW YORK 10019-1412

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 7, 2001

To the Stockholders of Superior TeleCom Inc.

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Superior TeleCom Inc. (the "Company"), a Delaware corporation, will be held on June 7, 2001 at 10:00 a.m., local time, at The Cornell Club, 6 East 44th Street, New York, New York 10017, for the purposes of considering and voting upon the following matters, as more fully described in the attached Proxy Statement:

    1.  To elect eight directors of the Company;

    2. To ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company;

    3.  To approve an amendment to the Company's 1996 Stock Incentive Plan;

    4.  To approve an amendment to the Company's Employee Stock Purchase Plan;
       and

    5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

    The Board of Directors has fixed the close of business on April 26, 2001 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors,

Stewart H. Wahrsager
SECRETARY

April 30, 2001

         YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT

    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENVELOPE ENCLOSED (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES) SO THAT YOUR VOTE CAN BE RECORDED.

                             SUPERIOR TELECOM INC.
                                 1790 BROADWAY
                         NEW YORK, NEW YORK 10019-1412

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 7, 2001

    This Proxy Statement is being furnished to the stockholders of Superior TeleCom Inc. (the "Company") in connection with the solicitation of proxies, in the accompanying form, by the Company for use at the Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on June 7, 2001, at The Cornell Club, 6 East 44th Street, New York, New York 10017, and at any and all adjournments or postponements thereof.

    The stockholders of record at the close of business on April 26, 2001 will be entitled to receive notice of and to vote at the meeting and any adjournments or postponements thereof. As of April 26, 2001, there were issued and outstanding 21,413,026 shares of the Company's common stock, par value $.01 per share ("Common Stock"), the only class of voting securities outstanding. Each stockholder of record will be entitled to one vote for each share of Common Stock registered in his or her name on the record date. A majority of all the outstanding shares of Common Stock constitutes a quorum and is required to be present in person or by proxy to conduct business at the meeting.

    Stockholders may revoke the authority granted by their executed proxies at any time prior to their use by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. Solicitation of proxies will be made chiefly through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company (who will not be specifically compensated for such services). The Company may also enlist the aid of brokerage houses or the Company's transfer agent in soliciting proxies, and the Company will reimburse them for their reasonable expenses. All solicitation expenses, including costs of preparing, assembling and mailing proxy material, will be borne by the Company. This proxy statement and accompanying form of proxy are being mailed to stockholders on or about May 11, 2001.

    Shares of Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote all proxies received by them in favor of the eight nominees named herein for election as directors, in favor of the ratification of the appointment of Arthur Andersen LLP as the independent auditors of the Company, in favor of the proposal to approve an amendment to the Superior TeleCom Inc. 1996 Stock Incentive Plan (Amended and Restated as of January 1, 2001) (the "1996 Stock Incentive Plan") and in favor of the proposal to approve an amendment to the Superior TeleCom Inc. Employee Stock Purchase Plan, as amended (the "Employee Stock Purchase Plan"). The Board of Directors (the "Board") does not know of any other matters which may be presented for consideration at the meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

    If a quorum is present at the meeting, those nominees receiving a plurality of the votes cast will be elected as directors. The affirmative vote of the holders of a majority of the outstanding shares present in person or represented by proxy and entitled to vote at the meeting will be required to (1) ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company,
(2) approve an amendment to the 1996 Stock Incentive Plan and (3) approve an amendment to the Employee Stock Purchase Plan, provided that in the case of each of (2) and (3) above, the total vote cast represents over 50% in interest of all shares entitled to vote on the proposal. Abstentions from voting on a proposal will have the effect of a "no" vote. Broker non-votes are not considered shares present, are not entitled to vote and therefore will not affect the outcome of the vote on a proposal.

                   BENEFICIAL OWNERSHIP OF VOTING SECURITIES

    The following table contains information as of April 16, 2001 regarding the number of shares of Common Stock beneficially owned by (i) each person known to the Company to have beneficial ownership of more than 5% thereof, (ii) each director of the Company, (iii) each executive officer of the Company and
(iv) all directors and executive officers as a group. The information contained herein is based on information provided by such beneficial holders to the Company or contained in publicly-filed documents with the Securities and Exchange Commission. All references in this Proxy Statement to shares of Common Stock and to per share information have been adjusted to reflect a five-for-four stock split effected by the Company on February 2, 1998 and again on February 3, 1999 and a 3% stock dividend issued by the Company on February 11, 2000.

                                                                           COMMON STOCK
                                                              --------------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER (1)                      NUMBER OF SHARES      PERCENT OF CLASS
----------------------------------------                      ----------------      ----------------
The Alpine Group, Inc.......................................     10,460,371               50.8%
Steven S. Elbaum............................................     10,566,594(2)            51.3
State of Wisconsin Investment Board.........................      2,482,919(3)            12.1
  P.O. Box 7842
  Madison, WI 53707
Capital Group International, Inc............................      1,667,940(4)             8.1
  11100 Santa Monica Blvd.
  Los Angeles, CA 90025
Justin F. Deedy, Jr.........................................         17,137(5)               *
David S. Aldridge...........................................         10,533(6)               *
Robert J. Levenson..........................................         20,119(7)               *
Bragi F. Schut..............................................         20,145(8)               *
Charles Y.C. Tse............................................          5,634(9)               *
Eugene P. Connell...........................................          5,119(10)              *
Gregory R. Schriefer........................................         45,455(11)              *
William F. Evans............................................         35,417(12)              *
Kenneth G. Byers, Jr........................................             --                 --
John C. Jansing.............................................             --                 --
James R. Kanely.............................................             --                 --
All directors and executive officers as a group.............     10,710,050(13)           52.0

------------------------

*   Less than 1%

(1) Unless otherwise indicated, the address of each beneficial owner is c/o Superior TeleCom Inc., 1790 Broadway, New York, New York 10019-1412.

(2) Includes 10,460,371 shares of Common Stock owned by The Alpine Group, Inc. ("Alpine"). Mr. Elbaum may be deemed to be the beneficial owner of such shares by virtue of his position as Chairman of the Board and Chief Executive Officer of Alpine and his beneficial ownership of 20.4% of the issued and outstanding common stock of Alpine, par value $.10 per share ("Alpine Common Stock"). Also includes (i) options to purchase 32,641 shares of Common Stock owned by Alpine, which options were granted to Mr. Elbaum as an employee of Alpine, and (ii) 73,582 shares of restricted stock credited to the account of certain other officers and employees of the Company under the Superior TeleCom Inc. Deferred Stock Account Plan (the "Deferred Stock Account Plan"), which provides that Mr. Elbaum has the sole power to vote such shares.

(3) Based upon a Schedule 13G filed with the Securities and Exchange Commission on January 10, 2001, which reports that State of Wisconsin Investment Board has sole voting power and sole dispositive power with respect to all such shares.

(4) Based upon Amendment No. 1 to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2001, which reports that each of Capital Group International, Inc. and Capital Guardian Trust Company has sole voting power with respect to 1,055,350 of such shares and sole dispositive power with respect to all of such shares.

(5) Includes 16,102 shares of restricted stock which have been credited to Mr. Deedy's account under the Deferred Stock Account Plan, which provides that Mr. Elbaum has the sole power to vote such shares.

(6) Represents options to purchase shares of Common Stock owned by Alpine, which options were granted to Mr. Aldridge as an employee of Alpine.

(7) Includes (i) 1,609 shares held in joint name with Mr. Levenson's daughter, Sarah Levenson Yonover, as to which shares Mr. Levenson disclaims beneficial ownership, and (ii) 2,415 shares of restricted stock.

(8) Includes (i) options to purchase 13,947 shares of Common Stock owned by Alpine, which options were granted to Mr. Schut as an employee of Alpine,
    (ii) 3,324 shares of restricted stock and (iii) 2,874 shares issuable upon conversion of 8 1/2% trust convertible preferred securities of Superior Trust I, a Delaware statutory business trust in which the Company owns all the common equity interests.

(9) Includes 2,415 shares of restricted stock.

(10) Includes 4,089 shares of restricted stock.

(11) Includes (i) 22,878 shares issuable upon conversion of 8 1/2% trust convertible preferred securities of Superior Trust I and (ii) 14,943 shares of restricted stock.

(12) Includes 32,709 shares issuable upon exercise of certain options.

(13) Includes (i) 10,460,371 shares of Common Stock owned by Alpine,
    (ii) 89,830 shares issuable upon exercise of certain options, including options to purchase 57,121 shares of Common Stock owned by Alpine granted to employees of Alpine, (iii) 100,768 shares of restricted stock, (iv) 25,752 shares issuable upon conversion of 8 1/2% trust convertible preferred securities of Superior Trust I and (v) 1,609 shares as to which the officers and directors disclaim beneficial ownership.

                       PROPOSAL I: ELECTION OF DIRECTORS

    On April 3, 2001, the Board increased the number of directors from five to eight and appointed Kenneth G. Byers, Jr., John C. Jansing and James R. Kanely to fill the vacancies. The terms of all the directors of the Company expire at each annual meeting of stockholders. Each of the eight current directors, Steven
S. Elbaum, Eugene P. Connell, Robert J. Levenson, Bragi F. Schut, Charles Y.C. Tse, Kenneth G. Byers, Jr., John C. Jansing and James R. Kanely, has been nominated for reelection with a term to expire at the next annual meeting of stockholders.

    It is the intention of each of the persons named in the accompanying form of proxy to vote the shares represented thereby in favor of each of the eight nominees. In case any of the nominees is unable or declines to serve, such persons named in the accompanying form of proxy reserve the right to vote the shares represented by such proxy for another person duly nominated by the Board in his stead or, if no other person is nominated, to vote such shares only for the remaining nominee(s). The Board has no reason to believe that any person named will be unable or will decline to serve.

INFORMATION WITH RESPECT TO NOMINEES

                                                    YEAR FIRST
                                                     ELECTED
NAME                                       AGE       DIRECTOR    POSITION WITH THE COMPANY AND OTHER BUSINESS EXPERIENCE
----                                     --------   ----------   -------------------------------------------------------
Steven S. Elbaum.......................     52         1996      Chairman of the Board and Chief Executive Officer of
                                                                 the Company since 1996; President of the Company from
                                                                 1996 to 1998; Chairman of the Board of Directors and
                                                                 Chief Executive Officer of Alpine since 1984; Chairman
                                                                 of the Board of Directors of Superior Cables Limited
                                                                 (formerly known as Cables of Zion United Works, Ltd.),
                                                                 an Israel-based, publicly traded wire and cable
                                                                 manufacturer and the Company's majority owned
                                                                 subsidiary, and PolyVision Corporation, an information
                                                                 display company; Chairman of the Board of Directors of
                                                                 Spherion Corporation, a provider of value added
                                                                 staffing and health care services; and a director of
                                                                 Vestaur Securities, Inc., an investment company.

Eugene P. Connell......................     62         1996      President of ISC, a call center consulting service,
                                                                 since January 2000. Chairman of Golden Triangle Online,
                                                                 Inc., an Internet service provider, since November
                                                                 1998. Chairman of Lynch Interactive Corporation, an
                                                                 owner and operator of independent telephone companies
                                                                 throughout the United States, from June 1996 to May
                                                                 1998. From January 1996 to June 1996, Vice President --
                                                                 Global Markets Integration of NYNEX Corporation.

                                                    YEAR FIRST
                                                     ELECTED
NAME                                       AGE       DIRECTOR    POSITION WITH THE COMPANY AND OTHER BUSINESS EXPERIENCE
----                                     --------   ----------   -------------------------------------------------------
Robert J. Levenson.....................     59         1996      A Managing Member of Lenox Capital Group, L.L.C., a
                                                                 private venture capital company. Former Executive Vice
                                                                 President of First Data Corp., a provider of electronic
                                                                 payment processing services, from May 1993 through
                                                                 March 2000. Director of First Data Corp., Vestcom
                                                                 International Inc., a provider of business
                                                                 communications solutions and marketing support
                                                                 services, and Emisphere Technologies, Inc., a
                                                                 biopharmaceutical company.

Bragi F. Schut.........................     60         1996      Executive Vice President of Alpine since 1986; a
                                                                 director of Alpine since 1983; and a director of
                                                                 Superior Cables Limited and PolyVision Corporation.

Charles Y.C. Tse.......................     75         1996      Former Vice-Chairman and President of the international
                                                                 operations of Warner Lambert Company, a pharmaceutical
                                                                 and consumer products company.

Kenneth G. Byers, Jr...................     57         2001      President and sole shareholder of Byers Engineering
                                                                 Company, a telecommunications technical services and
                                                                 software firm, since 1971. A director of Alpine.

John C. Jansing........................     75         2001      Private investor. A director of Vestaur Securities,
                                                                 Inc. and 14 Lord Abbett mutual funds. A director of
                                                                 Alpine.

James R. Kanely........................     59         2001      Private investor. A director of Alpine and PolyVision
                                                                 Corporation.

VOTE REQUIRED

    THE BOARD RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE THEIR SHARES "FOR" THE EIGHT NOMINEES LISTED ABOVE. Their election will require a plurality of the votes cast by the holders of Common Stock present in person or represented by proxy and entitled to vote.

BOARD AND COMMITTEE MEETINGS

    During the year ended December 31, 2000, the Board held six meetings. Each member of the Board attended at least 75% of the meetings of the Board and meetings of any committees of the Board on which he served that were held during the time he served.

    The Board has an Executive Compensation and Organization Committee (the "Compensation Committee"), a Stock Option Committee and an Audit Committee.

    The present members of the Compensation Committee are Messrs. Connell, Elbaum and Levenson. The principal functions of the Compensation Committee are to review matters relating to the compensation of current and prospective senior executives of the Company and its subsidiaries. Additionally, the Compensation Committee administers the Employee Stock Purchase Plan and certain other employee benefit plans sponsored by the Company. During the year ended
December 31, 2000, the Compensation Committee held two meetings.

    The present members of the Stock Option Committee are Messrs. Connell and Levenson. The principal functions of the Stock Option Committee are to administer the 1996 Stock Incentive Plan, (including reviewing and approving awards under the plan), Deferred Stock Account Plan and the Superior
TeleCom Inc. Deferred Cash Account Plan (the "Deferred Cash Account Plan"), to review and approve awards with respect to treasury shares held by the Company and to address all issues that require decisions by directors who qualify as outside directors under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and as non-employee directors under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). During the year ended December 31, 2000, the Stock Option Committee held two meetings.

    The present members of the Audit Committee are Messrs. Connell, Levenson and Tse. The Audit Committee's principal functions are to review the Company's annual and periodic financial statements, to examine and consider matters relating to the administration and audit of the Company's accounts and its financial affairs, to recommend the employment of outside auditors, to review and pass upon the transactions between the Company and Alpine, the Company's majority stockholder, to meet with the Company's personnel as it deems appropriate to carry out its functions and to perform such other functions as are specified in the Superior TeleCom Inc. Audit Committee Charter, a copy of which is attached hereto as Appendix A. The Audit Committee held two meetings during the year ended December 31, 2000.

                                   MANAGEMENT

EXECUTIVE OFFICERS

    Set forth below is certain information regarding the executive officers of the Company, each of whom serves at the discretion of the Board.

NAME                                       AGE      POSITION WITH THE COMPANY AND OTHER BUSINESS EXPERIENCE
----                                     --------   -------------------------------------------------------
Steven S. Elbaum.......................     52      Chairman of the Board and Chief Executive Officer since
                                                    1996. President from 1996 to 1998. Chairman of the
                                                    Board of Directors and Chief Executive Officer of
                                                    Alpine since 1984. Chairman of the Board of Directors
                                                    of Superior Cables Limited.

Justin F. Deedy, Jr....................     45      Executive Vice President of the Company and President
                                                    of the Company's Communications Group since June 1999.
                                                    Senior Vice President from July 1996 to June 1999 and
                                                    President of the Company's wholly-owned subsidiary,
                                                    Superior Telecommunications Inc. ("STI"), from July
                                                    1993 to December 1999, when STI was merged with and
                                                    into another wholly-owned subsidiary of the Company as
                                                    part of an internal reorganization. A director of
                                                    Superior Cables Limited.

David S. Aldridge......................     46      Chief Financial Officer and Treasurer since 1996. Chief
                                                    Financial Officer of Alpine since November 1993 and
                                                    Treasurer of Alpine from January 1994 through April
                                                    2001.

William F. Evans.......................     55      Commenced employment with the Company in July 1999 and
                                                    served as Executive Vice President of the Company and
                                                    President of the Electrical Division of the Company's
                                                    Industrial Products Group from September 1999 to
                                                    January 2001. Executive Vice President of Productivity
                                                    Point International, Inc., a technology training
                                                    company, from June 1998 to July 1999. Executive Vice
                                                    President of ProSource, Inc., a food-service
                                                    distribution company, from July 1995 to June 1998.

Gregory R. Schriefer...................     49      Executive Vice President of the Company and President
                                                    of the Industrial Products Group from June 1999 to
                                                    February 2001. Executive Vice President of Essex
                                                    International Inc. and Essex Group, Inc., wholly-owned
                                                    subsidiaries of the Company, since March 1997 and
                                                    October 1996, respectively, and Vice President and
                                                    General Manager of Building Wire Products of Essex
                                                    Group, Inc. from September 1995 to October 1996.

EXECUTIVE COMPENSATION

    The following table sets forth certain information during the year ended December 31, 2000, the year ended December 31, 1999, and the eight months ended December 31, 1998, with respect to compensation earned by or paid to the Company's Chief Executive Officer and each of the four most highly compensated executive officers of the Company other than the Chief Executive Officer.

                           SUMMARY COMPENSATION TABLE

                                                   ANNUAL COMPENSATION (1)                   LONG-TERM COMPENSATION AWARDS
                                             ------------------------------------     -------------------------------------------
                                                                     OTHER ANNUAL     RESTRICTED         OPTION
NAME AND PRINCIPAL POSITION         YEAR      SALARY     BONUS       COMPENSATION       STOCK          SHARES (10)        OTHER
---------------------------       --------   --------   --------     ------------     ----------     ---------------     --------
Steven S. Elbaum................    2000     $175,000                                                        170,044
  Chairman of the Board and         1999      175,000
  Chief Executive Officer           1998t     121,154

Justin F. Deedy, Jr.............    2000     $269,200   $ 88,000(2)    $18,150(6)      $106,771(8)            31,173     $35,306(13)
  Executive Vice President of       1999      253,517    388,000(2)     31,200(7)       131,995(8)            53,597      47,941(13)
  the Company and President of      1998t     157,034                                                  46,351/20,000(11)   4,632(13)
  the Communications Group

David S. Aldridge (14)..........    2000                                                                      23,709
  Chief Financial Officer           1999
                                    1998t

William F. Evans (15)...........    2000     $265,008   $150,000(4)                                           25,000     $31,950(13)
  Executive Vice President of       1999     $108,906    300,000(3)                                    65,920/77,000(12)  20,417(13)
  the Company and President of      1998t
  the Electrical Division of the
  Industrial Products Group

Gregory R. Schriefer(16)........    2000     $269,542   $ 44,289(5)                    $ 48,546(9)            33,724     $20,622(13)
  Executive Vice President of       1999      245,008    255,000(2)                     149,963(9)            30,900      18,874(13)
  the Company and President of      1998t
  the Industrial Products Group

------------------------------

t   Denotes the eight-month period ended December 31, 1998.

(1) The aggregate dollar value of all perquisites and other personal benefits, securities or property earned by or paid to any of the named individuals did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus set forth for such individual during the applicable period.

(2) Includes annual cash incentive bonus payments awarded pursuant to the Company's annual cash incentive bonus program and discretionary cash bonuses determined by the Compensation Committee.

(3) Includes the initial installment of a cash inducement payment to Mr. Evans in consideration for entering into his employment agreement with the Company and the minimum annual cash bonus stipulated pursuant to the terms of such employment agreement.

(4) The second installment of a cash inducement payment to Mr. Evans in consideration for entering into his employment agreement with the Company.

(5) Represents a cash inducement payment to Mr. Schriefer in consideration for entering into his employment agreement with the Company.

(6) Represents the contractual forgiveness of a loan to Mr. Deedy for certain fringe benefits.

(7) Payments pursuant to Mr. Deedy's employment agreement for federal tax consequences upon vesting of certain restricted stock grants.

(8) Based on the closing prices of $12.813 and $16.99 of the Common Stock on April 10, 2000 and March 25, 1999, respectively, the dates on which such restricted stock grants were made to Mr. Deedy by the Company. The 16,102 shares of restricted stock granted to Mr. Deedy on such dates represent a portion of Mr. Deedy's discretionary annual bonus which in the past had been paid in cash, and which the Compensation Committee automatically deferred to the Deferred Stock Account Plan; such restricted stock vests on the second anniversary of the date of grant and will be distributed from the Deferred Stock Account Plan at such time unless a longer deferral period is elected by Mr. Deedy in accordance with the terms of the plan. With respect to each of these grants, Mr. Deedy elected a five year deferral period. As of December 29, 2000, Mr. Deedy held a total of 16,102 shares of restricted stock having an aggregate value on such date of $32,204, based on the closing price of $2.00 of the Common Stock on such date.

(9) Based on the closing prices of $14.988 and $12.813 of the Common Stock on January 1, 2000 and April 10, 2000, respectively, the dates on which such restricted stock grants were made to Mr. Schriefer by the Company. The 3,239 shares of restricted stock granted to Mr. Schriefer on January 1, 2000 were awarded pursuant to and in order to induce his entry into an employment agreement with the Company. His employment agreement provided for the vesting of such restricted stock in equal installments on each of January 1, 2001, January 1, 2002 and January 1, 2003. The 11,704 shares of restricted stock granted to Mr. Schriefer on April 10, 2000 represent a portion of Mr. Schriefer's discretionary annual bonus which the Compensation Committee initially automatically deferred to the Deferred Stock Account Plan; such restricted stock was originally scheduled to vest on April 10, 2002. Pursuant to the terms of a consulting agreement entered into by the Company and Mr. Schriefer as of February 28, 2001, all such shares of restricted stock will vest no later than June 30, 2001. As of December 29, 2000, Mr. Schriefer held a total of 14,943 shares of restricted stock having an aggregate value on such date of $29,886, based on the closing price of $2.00 of the Common Stock on such date.

(10) Does not include options to purchase Common Stock owned by Alpine and granted by Alpine to such individuals in their capacity as employees of Alpine or options to purchase shares of Alpine Common Stock granted by Alpine to such individuals in their capacity as employees of Alpine.

(11) Reflects an option to purchase 20,000 shares of Alpine Common Stock granted to Mr. Deedy in his capacity as an employee of the Company. The option, which was granted on July 15, 1998, has an exercise price of $20.813, vests in equal installments on each of July 15, 1999, July 15, 2000 and July 15, 2001 and expires on July 15, 2008.

(12) Reflects options to purchase 50,000 and 27,000 shares of Alpine Common Stock granted to Mr. Evans in his capacity as an employee of the Company. The options, which were granted on July 26, 1999, have an exercise price of $17.25 and expire on July 26, 2009. The option to purchase 50,000 shares vests in equal installments on each of July 26, 2000, July 26, 2001 and July 26, 2002 and the option to purchase 27,000 shares vests in equal installments on each of July 26, 2000 and July 26, 2001.

(13) The amounts set forth include (i) matching contributions made by the Company under defined contribution plans of its subsidiaries, (ii) medical reimbursement, (iii) automobile allowance and (iv) relocation allowance.

(14) Mr. Aldridge acts as Chief Financial Officer of the Company. He was previously employed by the Company's majority stockholder, Alpine and effective as of January 1, 2001 he became an employee of the Company as described under "Employment and Consulting Agreements." Alpine has been reimbursed by the Company for his services through a services agreement as described under "Certain Transactions."

(15) Mr. Evans was employed by the Company from July 1999 to January 2001.

(16) Mr. Schriefer was employed by the Company from June 1999 to February 2001.

                          STOCK OPTION GRANTS IN YEAR
                            ENDED DECEMBER 31, 2000

    The following table presents information with respect to executive officers who were granted stock options by the Company during the year ended
December 31, 2000.

                                                                                                     POTENTIAL
                                                                                                 REALIZABLE VALUE
                                                                                                (AT ASSUMED ANNUAL
                                     NUMBER OF     PERCENT OF                                     RATES OF STOCK
                                    SECURITIES    TOTAL OPTIONS                               PRICE APPRECIATION FOR
                                    UNDERLYING     GRANTED TO                                      OPTION TERM)
                                      OPTIONS     EMPLOYEES IN      EXERCISE     EXPIRATION   -----------------------
NAME                                GRANTED (1)       2000        PRICE ($/SH)      DATE          5%          10%
----                                -----------   -------------   ------------   ----------   ----------   ----------
Steven S. Elbaum..................        --            --               --             --           --           --
Justin F. Deedy, Jr...............    31,173           4.9%          12.813        4/10/10     $251,193     $636,572
David S. Aldridge.................        --            --               --             --           --           --
William F. Evans..................    25,000           3.9%          12.813        4/10/10     $201,451     $510,516
Gregory R. Schriefer..............    33,724           5.3%          12.813        4/10/10     $271,749     $688,665

------------------------

(1) Does not include options to purchase Common Stock owned by Alpine and granted by Alpine to such individuals in their capacity as employees of Alpine or options to purchase Alpine Common Stock granted by Alpine to such individuals in their capacity as employees of Alpine or of the Company.

             AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES

    The following table presents information for the individuals named above as to the exercise of stock options during the year ended December 31, 2000 and the number of shares underlying, and the value of, unexercised options outstanding at December 31, 2000:

                                                                   NUMBER OF SHARES
                                        EXERCISES DURING              UNDERLYING               VALUE OF UNEXERCISED
                                              2000              UNEXERCISED OPTIONS (1)      IN-THE-MONEY OPTIONS (2)
                                     ----------------------   ---------------------------   ---------------------------
                                       SHARES
                                     ACQUIRED ON    VALUE
NAME                                  EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                 -----------   --------   -----------   -------------   -----------   -------------
Steven S. Elbaum (3)...............          --         --      459,023        113,365             --             --
Justin F. Deedy, Jr. (3)...........          --         --      209,701         82,358             --             --
David S. Aldridge (3)..............          --         --       88,371         15,807             --             --
William F. Evans...................          --         --       24,376         66,544             --             --
Gregory R. Schriefer (4)...........          --         --       10,299         54,325             --             --

------------------------

(1) Does not include options to purchase Common Stock owned by Alpine and granted by Alpine to such individuals in their capacity as employees of Alpine or options to purchase Alpine Common Stock granted by Alpine to such individuals in their capacity as employees of Alpine or of the Company.

(2) Based on the closing price of $2.00 of the Common Stock on December 29, 2000.

(3) Exercisable options are not included in the table under "Beneficial Ownership of Voting Securities" above due to the cancellation of these options as of January 2, 2001 in exchange for a replacement stock option grant which vests evenly in three equal annual installments.

(4) Pursuant to the terms of a consulting agreement entered into by the Company and Mr. Schriefer as of February 28, 2001, all options held by Mr. Schriefer were cancelled as of such date.

COMPENSATION OF DIRECTORS

    The annual retainer of the Company for directors who are not employees of the Company or otherwise compensated by the Company is $20,000, together with expenses of attendance. The non-employee directors of the Company also receive $1,500 for each meeting of the Board or of a committee of the Board attended.

    Under the Superior TeleCom Inc. Stock Compensation Plan for Non-Employee Directors (the "Stock Compensation Plan"), non-employee directors of the Company automatically receive 50% of the annual retainer in either restricted stock or stock options, as elected by the non-employee director. Each non-employee director may also elect to receive all or a portion of the remaining amount of the annual retainer, in excess of 50% of the annual retainer, and meeting fees in the form of restricted stock or stock options instead of in cash.

    Shares to be issued under the Stock Compensation Plan are made available only from issued shares of Common Stock reacquired by the Company and held in treasury until such time as the Stock Compensation Plan may be approved by the stockholders of the Company. The Stock Compensation Plan is administered and interpreted by the Board.

    Each stock option granted under the Stock Compensation Plan expires on the tenth anniversary of the date of grant. Awards of restricted stock and stock options under the Stock Compensation Plan vest upon the earliest of the following to occur: (i) the third anniversary of the date of grant; (ii) a non-employee director's death; (iii) a non-employee director's attainment of age 65; and (iv) upon a change in control, as defined in the Stock Compensation Plan.

    The Board may, in its discretion, issue shares of restricted stock under the 1996 Stock Incentive Plan for awards under the Stock Compensation Plan provided such awards are made in accordance with the terms of the Stock Compensation Plan. Non-employee directors of the Company will continue to receive annual nondiscretionary grants of nonqualified stock options under the 1996 Stock Incentive Plan.

EMPLOYMENT AND CONSULTING AGREEMENTS

    Reflecting the Company's desire to put in place a focused and highly motivated management that is directly employed by the Company, the Company restructured its management in early 2001. In connection with this management restructuring, the Company entered into an amended and restated employment agreement with Mr. Elbaum and an employment agreement with Mr. Aldridge. The Company also entered into new employment agreements with individuals previously employed by Alpine but who for the fiscal year ended December 31, 2000 are not considered named executive officers of the Company.

    Effective as of January 1, 2001, the Company entered into an amended and restated employment agreement with Mr. Elbaum to reflect the Company's desire that Mr. Elbaum shift his time and focus to a substantially full time commitment to the Company, although Mr. Elbaum will continue to serve as Chairman and Chief Executive Officer of Alpine. Pursuant to this agreement, Mr. Elbaum serves as Chairman of the Board and Chief Executive Officer of the Company at a base salary of $725,000, as adjusted annually for increases in the consumer price index. The agreement also provides for an annual fiscal year bonus based on the incentive plan for senior management and for certain other benefits, including incentive, savings and retirement plans, fringe benefits and medical, dental and other insurance benefits.

    Mr. Elbaum's employment agreement is for an initial three year term, unless the agreement is sooner terminated in accordance with its terms. On the second anniversary of the effective date of the amended and restated employment agreement and on each succeeding anniversary thereof, the term automatically extends for successive additional one year periods, unless the agreement is otherwise terminated in accordance with its terms. The agreement may be terminated upon the occurrence of any of the following events: (i) notification by Mr. Elbaum or the Company to the other that he or it desires to terminate the employment agreement; (ii) the death or disability of Mr. Elbaum; (iii) termination by the Company without "cause" or for "cause"; or (iv) termination by Mr. Elbaum for "good reason." Generally, if Mr. Elbaum terminates his employment for good reason, or the Company terminates his employment without cause, Mr. Elbaum is entitled to receive a severance payment equal to his base salary and his annual bonus (or, if his termination occurs during the first year of the employment term, the bonus will be deemed to be $500,000 if greater than the actual bonus), multiplied by the number of years or partial years remaining in the employment term.

    If Mr. Elbaum terminates his employment for good reason or the Company terminates his employment without cause at any time during the period commencing six months prior to a change in control of the Company or Alpine (as defined in the employment agreement) and ending on the third anniversary of any change in control, then Mr. Elbaum is entitled to receive a severance payment equal to four times the sum of his annual salary and the greater of the highest annual bonus paid to him during the three full fiscal years prior to the change in control or $1,000,000 plus certain other benefits described in the employment agreement. Mr. Elbaum is also entitled to receive the amounts specified in the preceding sentence if he terminates his employment for good reason at any time on account of the Company's failure to appoint him to the Board or his removal from the Board.

    In the event of termination of employment under other circumstances, including on account of death or disability, Mr. Elbaum, is entitled to varying benefits described in the employment agreement.

    Mr. Elbaum received a grant of stock options on January 2, 2001 to purchase 677,612 shares of Common Stock under the 1996 Stock Incentive Plan, subject to stockholder approval of an amendment to increase the number of shares of Common Stock available for stock option awards, and an initial grant of 350,000 shares of restricted stock on January 2, 2001. Mr. Elbaum also received a replacement stock option grant of 572,388 shares of Common Stock on January 2, 2001 in exchange for the cancellation of certain outstanding stock options.

    Effective as of January 1, 2001, the Company entered into an employment agreement with Mr. Aldridge, who was previously employed by Alpine and performed significant services for the Company as its Chief Financial Officer. Pursuant to this agreement, Mr. Aldridge serves as a Senior Vice President and will continue to serve as the Chief Financial Officer of the Company at a base salary of $290,000, as adjusted annually for increases in the consumer price index. The agreement also provides for an annual fiscal year bonus based on the incentive plan for senior management and provides for certain other benefits, including incentive, savings and retirement plans, fringe benefits and medical, dental and other insurance benefits.

    Mr. Aldridge received a grant of stock options to purchase 145,822 shares of Common Stock under the 1996 Stock Incentive Plan, subject to stockholder approval of an amendment to increase the number of shares of Common Stock available for stock option awards, and an initial grant of 100,000 shares of restricted stock on January 2, 2001. Mr. Aldridge also received a replacement stock option grant of 104,178 shares of stock on January 2, 2001 in exchange for the cancellation of certain outstanding stock options.

    Mr. Aldridge's employment agreement is for a term ending upon the occurrence of any of the following events: (i) notification by Mr. Aldridge or the Company to the other that he or it desires to terminate the employment agreement;
(ii) death or disability of the executive; (iii) termination by the Company without "cause" or for "cause"; or (iv) termination by Mr. Aldridge for "good reason". Generally, if Mr. Aldridge terminates his employment for "good reason" or the Company terminates his employment without cause, Mr. Aldridge is entitled to receive a severance payment equal to one and one-half times his annual salary and bonus for the prior year. In the event of termination of employment under other circumstances, including a "change in control" of the Company or Alpine (as defined in the employment agreement), Mr. Aldridge is entitled to varying benefits described in the employment agreement.

    The Company has assumed the obligations of its wholly-owned subsidiary, STI, under an employment agreement with Mr. Deedy providing for his employment by the Company at a current annual base salary of $269,200, as adjusted annually for increases in the Consumer Price Index, plus an annual performance-based bonus. The agreement may be terminated by either party on notice, for cause by the Company or upon the occurrence of certain other events. The agreement contains certain provisions relating to compensation upon his termination, including termination following a change in control. In addition, the agreement provides for certain other benefits, including medical, dental and other insurance benefits.

    Mr. Schriefer served as an Executive Vice President and President of the Industrial Products Group of the Company from June 1999 to February 2001.
Mr. Schriefer severed his employment relationship with the Company as of February 28, 2001 and resigned from all positions as an officer and director of the Company and its subsidiaries. For the period March 1, 2001 through December 31, 2002, unless terminated earlier, Mr. Schriefer will serve as a consultant to the Company relative to such matters of an executive non-operational nature involving the Company as may be directed by its President and Chief Operating Officer. In consideration for such consulting services, Mr. Schriefer is entitled to a fee of $93,233.33 payable in eight equal bi-monthly installments commencing on March 15, 2001, a fee of $430,000, which may, at the Company's sole election, be paid in equal monthly installments over a period of 24 months commencing on July 10, 2001, subject to interest adjustments and certain other specified benefits. The Company has agreed
(i) not later than June 30, 2001 to accelerate the vesting on the outstanding 14,943 shares of restricted stock previously granted to Mr. Schriefer; and
(ii) not later than July 1, 2001, to grant Mr. Schriefer 15,000 shares of restricted stock, which will be released to Mr. Schriefer on July 1, 2002. All outstanding stock options held by Mr. Schriefer to purchase shares of Common Stock were cancelled as of February 28, 2001.

    Mr. Evans served as an Executive Vice President of the Company and President of the Electrical Division of the Industrial Products Group of the Company.
Mr. Evans' employment agreement was modified as of January 31, 2001 to provide that he sever his employment relationship with the Company and resign from all positions as an officer and director of the Company and its subsidiaries. For the period February 1, 2001 through July 31, 2002, unless terminated earlier, Mr. Evans will serve as a consultant to the Company relative to such matters of an executive non-operational nature involving the Company as may be directed by its Chairman and Chief Executive Officer. In consideration for the foregoing, Mr. Evans received a lump sum payment of $694,000 and is entitled to a fee of $2,000 per month until July 31, 2001 and certain other specified benefits; thereafter a fee may be paid at the discretion of the Company.

    During the year ended December 31, 2000, Messrs. Deedy, Schriefer and Evans participated in Alpine's Senior Executive Retirement Plan ("SERP"), an unfunded defined benefit plan. Under the SERP, Mr. Deedy will be entitled to an annual retirement benefit upon reaching age 65 equal to 2.5% times his years of credited service (up to a maximum of 20 years), multiplied by his highest average cash compensation during any three consecutive years during the final five years of his employment, less primary social security benefits and certain other retirement benefits paid by Alpine, the Company and certain other employers. As of December 31, 2000, the estimated years of credited service for Mr. Deedy was 16 years. As of their respective termination of employment dates, neither of Messrs. Schriefer and Evans were vested in any accrued benefits under the SERP.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Connell, Elbaum and Levenson served on the Compensation Committee during the year ended December 31, 2000. There were no Compensation Committee interlocks during such period.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

    The Compensation Committee is comprised of two independent non-employee directors, Messrs. Levenson (Chairman) and Connell, as well as Mr. Elbaum. The principal functions of the Compensation Committee are to review matters relating to the compensation of current and prospective senior executives of the Company and its subsidiaries. Additionally, the Compensation Committee administers the Employee Stock Purchase Plan and certain other employee benefit plans sponsored by the Company. Mr. Elbaum recuses himself from the Compensation Committee's discussions of matters relating to him personally. The Compensation Committee held two formal meetings during 2000.

    The Company also has a Stock Option Committee consisting of Messrs. Levenson and Connell. The principal functions of the Stock Option Committee are to administer the 1996 Stock Incentive Plan (including reviewing and approving awards under the plan), Deferred Stock Account Plan and Deferred Cash Account Plan, to review and approve awards with respect to treasury shares held by the Company and to address all issues that require decisions by directors who qualify as outside directors under Section 162(m) of the Code and as non-employee directors under Section 16(b) of the Exchange Act.

EXECUTIVE COMPENSATION POLICY

    The executive compensation policy is designed to attract and retain highly qualified executive officers, to reinforce strategic performance objectives through the use of incentive compensation programs, and to create a mutuality of interest between executive officers and stockholders through compensation structures that share the rewards and risks of strategic business planning and implementation. Total compensation is intended to be competitive with that paid to qualified executives of companies which, like the Company, have a strong entrepreneurial business approach.

    The general philosophy of the Compensation Committee is to link overall executive compensation with the performance of the Company and the individual executive. The focus is on both annual and long-term incentives. By providing a combination of incentives to the key employees of the Company, upon whose efforts and commitment depend the continued success and growth of the Company, the Compensation Committee intends not only to reward those efforts, but to provide a means by which those employees can share in the growth of the Company.

    The Compensation Committee's responsibilities during the year ended
December 31, 2000 principally included a review of the compensation paid to the Chairman and Chief Executive Officer of the Company and the senior executives of the Company (other than Mr. Aldridge whose compensation was provided pursuant to his employment agreement with Alpine) under their respective employment agreements and general oversight of the Company's executive compensation philosophy. In connection with the 2001 management restructuring, the Compensation Committee's responsibilities during the year ended December 31, 2000 also included reviewing the proposed employment agreements between the Company and the current and prospective senior executives, including compensation to be paid to such executives, as described above under "Employment and Consulting Agreements."

    The Compensation Committee determined, after careful consideration of the Company's financial performance for the year ended December 31, 2000 and taking into account that the Company underwent substantial changes during such period, that the payment and award of discretionary performance based bonuses to key employees, in the form of cash, at a reduced level from standard bonus targets, stock options and restricted stock for the period ended December 31, 2000 was appropriate and reasonable in order to demonstrate confidence in and appreciation of their efforts and to foster their retention.

    The Stock Option Committee approved the Compensation Committee's recommendations regarding senior executive long-term incentive awards and other stock option grants per the Company's policies and procedures.

COMPENSATION OF THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

    During the year ended December 31, 2000, the Chairman and Chief Executive Officer of the Company received a base salary in accordance with his employment agreement, as shown on the Summary Compensation Table.

    In reviewing the total compensation paid to Mr. Elbaum for the year ended December 31, 2000, the Compensation Committee (other than Mr. Elbaum) considered the fact that Mr.Elbaum had significant responsibilities as an executive officer of Alpine, the majority stockholder of the Company. Although Mr. Elbaum devoted a certain amount of time to matters related to Alpine, the Compensation Committee believes that his total compensation from the Company for the year ended December 31, 2000 was appropriate and reasonable. This judgment is based on the Compensation Committee's conclusion that Mr. Elbaum has fully and effectively discharged the responsibilities of his position with the Company to the Company's benefit. In reviewing the appropriateness of the compensation of the Chairman and Chief Executive Officer, the Compensation Committee considered
(i) data from outside studies and proxy materials regarding compensation of chief executive officers at certain comparable companies and (ii) the concurrence of other directors regarding the performance of the Chairman and Chief Executive Officer.

POLICY WITH RESPECT TO QUALIFYING COMPENSATION DEDUCTIBILITY

    The Company's policy with respect to the deductibility limit of
Section 162(m) of the Code generally is to preserve the federal income tax deductibility of compensation paid when it is appropriate and is in the best interests of the Company and its stockholders. However, the Company reserves the right to authorize the payment of non-deductible compensation if it deems that it is appropriate.

    The foregoing report is submitted by members of the Compensation Committee.

                                          Robert J. Levenson, CHAIRMAN

                                          Eugene P. Connell
                                          Steven S. Elbaum

PERFORMANCE GRAPH

    The following graph compares the monthly percentage change in the cumulative total stockholder return on the Common Stock for the period since the date (October 11, 1996) of the registration of the Common Stock under Section 12 of the Exchange Act with the cumulative total return (assuming reinvestment of dividends) of (i) the Russell 2000 Index and (ii) a peer group of companies engaged in the same line of business as the Company. The returns of each of the peer group of companies are weighted on a market capitalization basis at the time of each registered data point. The peer group includes the following companies: Belden, Inc.; Cable Design Technologies Corp.; Commscope, Inc.; Encore Wire Corp.; and General Cable Corporation.

                COMPARISON OF 50 MONTH CUMULATIVE TOTAL RETURN*
              AMONG SUPERIOR TELECOM INC., THE RUSSELL 2000 INDEX
                                AND A PEER GROUP

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SUPERIOR TELECOM INC.  RUSSELL 2000  PEER GROUP
10/11/96                $100.00       $100.00     $100.00
10/96                    $86.17        $98.00      $87.36
1/97                    $116.51       $106.80     $109.98
4/97                    $104.37        $99.57      $84.04
7/97                    $146.24       $120.76     $124.66
10/97                   $166.27       $126.74     $118.24
1/98                    $191.75       $126.10     $132.76
4/98                    $256.00       $141.79     $150.50
6/98                    $252.59       $134.44     $126.61
9/98                    $293.55       $107.36      $76.38
12/98                   $286.72       $124.86     $101.78
3/99                    $143.17       $118.09      $83.37
6/99                    $189.63       $136.46     $120.07
9/99                    $105.72       $127.83     $122.60
12/99                   $117.10       $151.41     $131.17
3/00                    $100.59       $162.13     $158.42
6/00                     $77.64       $156.00     $147.09
9/00                     $46.88       $157.73     $118.10
12/00                    $15.63       $146.83      $88.58

*   $100 INVESTED ON 10/11/96 IN STOCK OR INDEX--
    INCLUDING REINVESTMENT OF DIVIDENDS
    FISCAL YEAR ENDING DECEMBER 31.

CERTAIN TRANSACTIONS

    On October 2, 1996 and in connection with Alpine's contribution of the capital stock of STI and DNE Systems, Inc. to the Company, the Company entered into an agreement (as amended and extended to date, the "Services Agreement") with Alpine. Pursuant to the Services Agreement, Alpine provides management and other services to the Company. In exchange for such services, the Company pays Alpine a per annum fee plus reimbursement of costs and expenses incurred in connection with Alpine's provision of such services. The term of the Services Agreement expires on December 31, 2001. Effective September 1, 2000 and continuing through December 31, 2001, the per annum fee was increased from $2.7 million to $5.0 million. From September 1, 2000 through August 31, 2001, the fee is payable semi-annually in advance, and from September 1, 2001 through December 31, 2001, the fee is payable in advance. Such annual fee has been approved by the Company's Audit Committee and is estimated to reflect commercially reasonable costs for the services provided. The semi-annual installment of the Services Agreement fee due March 1, 2001 has been accrued by the Company but not yet paid to Alpine.

    Alpine owns one-eighth of an interest in two aircraft pursuant to an arrangement with Raytheon Travel Air Company. For the year ended December 31, 2000, the Company paid to Alpine $76,920 in maintenance fees and $84,928 in usage fees, which amounts represent the maintenance and usage fees allocable to the Company's usage of the aircraft.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely on a review of the reports and representations furnished to the Company during the year ended December 31, 2000, the Company believes that each of the persons required to file reports under Section 16(a) of the Exchange Act is in compliance with all applicable filing requirements.

                           REPORT OF AUDIT COMMITTEE

    The following is the report of the Audit Committee with respect to the Company's audited financial statements for the year ended December 31, 2000. The Audit Committee is comprised of three directors, all of whom qualify as independent directors under the rules and regulations of the New York Stock Exchange. The Audit Committee operates under the Superior TeleCom Inc. Audit Committee Charter, a copy of which is attached hereto as Appendix A. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference into any such filing.

    The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2000 with the Company's management and Arthur Andersen LLP, the Company's independent auditors. The Audit Committee has also discussed with Arthur Andersen LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

    The Audit Committee has also received and reviewed the written disclosures and the letter from Arthur Andersen LLP required by Independence Standards
No. 1 "Independence Discussions with Audit Committees" and has discussed with the auditors the auditors' independence.

    Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

INDEPENDENT AUDITORS' FEES

    For its 2000 services, Arthur Andersen LLP billed the Company the following fees:

       - Audit fees: $532,000 for services rendered for the review of the Company's quarterly financial statements and audit of the Company's annual financial statements for 2000, including all statutory audits.

       - All other fees: $1.3 million for all other matters, which were primarily tax and employee benefit related.

                                                  Charles Y.C. Tse, CHAIRMAN
                                                  Eugene P. Connell
                                                  Robert J. Levenson

        PROPOSAL II: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Board has appointed Arthur Andersen LLP, independent auditors, to audit the books and records of the Company for the current fiscal year. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock present, or represented, and entitled to vote at the meeting, voting as a single class, will be required to ratify the appointment of Arthur Andersen LLP as independent auditors of the Company.

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE THEIR SHARES "FOR" THE PROPOSAL TO RATIFY SUCH APPOINTMENT.

    Representatives of Arthur Andersen LLP are expected to be available at the meeting of stockholders to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

    PROPOSAL III: APPROVAL OF AN AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN

    Effective as of January 1, 2001, the 1996 Stock Option Plan was amended and restated and is now known as the 1996 Stock Incentive Plan. At the meeting, the stockholders of the Company will be asked to approve an amendment to the 1996 Stock Incentive Plan.

    The Stock Option Committee approved the amendment to the Superior 1996 Stock Option Plan, subject to stockholder approval, to provide that the aggregate number of shares of Common Stock subject to awards under the 1996 Stock Incentive Plan be increased from 3,170,468 to 5,700,000. The Stock Option Committee also amended the 1996 Stock Incentive Plan, subject to stockholder approval, to authorize awards of restricted stock for which the grant of such award or the lapse of the relevant restriction period is conditioned upon the attainment of pre-established performance goals, in accordance with
Section 162(m) of the Code.

    The Stock Option Committee also amended the 1996 Stock Incentive Plan to incorporate miscellaneous changes that do not legally require stockholder approval.

    The following description of the 1996 Stock Incentive Plan is a summary of the principal provisions of the 1996 Stock Incentive Plan and is qualified in its entirety by reference to the 1996 Stock Incentive Plan, a copy of which is annexed hereto as Appendix B.

PURPOSE OF THE 1996 STOCK INCENTIVE PLAN

    The Company adopted the 1996 Stock Incentive Plan for the benefit of its stockholders by enabling the Company (i) to offer employees and consultants of the Company and its affiliates stock based incentives thereby creating a means to raise the level of stock ownership by employees and consultants to attract, retain and reward such employees and consultants and strengthen the mutuality of interests between employees, consultants and the Company's stockholders; and
(ii) to make equity based awards to non-employee directors thereby attracting, retaining and rewarding non-employee directors and strengthening the mutuality of interests between non-employee directors and the Company's stockholders.

AVAILABLE SHARES

    Under the 1996 Stock Incentive Plan, options to purchase an aggregate of not more than 4,200,000 shares of Common Stock and awards of restricted stock for not more than 1,500,000 shares of Common Stock may be granted from time to time to employees of, and consultants to, the Company or its affiliates, and directors who are neither officers nor employees of the Company. The number of shares of Common Stock which may be subject to awards is subject to certain adjustments to reflect changes in the Company's capital structure or business by reason of certain corporate transactions or events.

    In general, if options are for any reason cancelled, or expire or terminate unexercised, the shares covered by such options will again be available for the grant of awards under the 1996 Stock Incentive Plan. In addition, if (i) shares of Common Stock are exchanged by a participant as full or partial payment to the Company, or for withholding, in connection with the exercise of a stock option or (ii) the number shares of Common Stock otherwise deliverable has been reduced for withholding, the shares exchanged or reduced will again be available for purposes of granting awards under the 1996 Stock Incentive Plan, other than awards of incentive stock options. No awards may be granted after 10 years from the effective date of the 1996 Stock Incentive Plan. The maximum number of shares of Common Stock with respect to which options may be granted to any individual under the 1996 Stock Incentive Plan during any fiscal year may not exceed 1,250,000.

    In general, if any shares of restricted stock are forfeited or repurchased by the Company for any reason, the number of forfeited or repurchased shares of restricted stock will again be available for awards under the 1996 Stock Incentive Plan. The maximum number of shares of Common Stock available for awards of restricted stock for which the grant of such award or the lapse of the relevant restriction period is subject to the attainment of pre-established performance goals, in accordance with Section 162(m) of the Code, which may be granted to any individual under the 1996 Stock Incentive Plan during any fiscal year may not exceed 350,000.

ELIGIBILITY AND TYPES OF AWARDS

    STOCK OPTIONS. The 1996 Stock Incentive Plan provides for the grant of incentive stock options to employees and nonqualified stock options to employees, consultants and directors who are neither officers nor employees of the Company. In the case of incentive stock options, the exercise price of an option may not be less than 100% of the fair market value of a share of Common Stock at the time of grant or 110% of such fair market value if the optionee owns more than 10% of the shares of Common Stock outstanding at the time of grant. In the case of nonqualified stock options, the exercise price of an option may not be less than 100% of the fair market value of a share of Common Stock at the time of grant. Unless otherwise provided in the applicable option agreement, all options granted and not previously exercised will become vested and immediately exercisable upon a change in control of the Company, as defined in the 1996 Stock Incentive Plan.

    RESTRICTED STOCK. The 1996 Stock Incentive Plan provides for the awards of shares of restricted stock to employees (including employee directors) and consultants. Non-employee directors may also receive awards of restricted stock provided that awards of restricted stock under the 1996 Stock Incentive Plan may be issued to non-employee directors solely under the Stock Compensation Plan in accordance with its terms.

    Upon the award of restricted stock, the recipient has all rights of a shareholder with respect to the shares, including the right to receive dividends, the right to vote the shares of restricted stock and, conditioned upon full vesting of shares of restricted stock, the right to tender such shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the recipient's restricted stock agreement. The Stock Option Committee may, in its sole discretion, determine at grant, that the payment of dividends, if any, shall be deferred until the expiration of the applicable restriction period.

    Recipients of restricted stock are required to enter into a restricted stock agreement with the Company which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. Within these limits, based on service, attainment of objective performance goals, and such other factors as the Stock Option Committee may determine in its sole discretion, the Stock Option Committee may provide for the lapse of such restrictions or may accelerate or waive such restrictions at any time.

    The lapse of the restrictions on awards of restricted stock may occur solely as a result of the passage of time or upon the attainment of relevant performance criteria. If the grant of restricted stock or the lapse of the relevant restriction is based on the attainment of objective performance goals, the Stock Option Committee shall establish the performance goals, formulae or standards and the applicable vesting percentage for the restricted stock award applicable to each participant while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for disregarding, or adjusting for, changes in accounting methods, corporate transactions, including dispositions and acquisitions, and other similar events or circumstances. These performance goals shall be based on one or more of the following performance criteria: (i) revenues, income before income taxes and extraordinary items, net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, funds from operation or a combination of any or all of the foregoing, (ii) after-tax or pre-tax profits,
(iii) operational cash flow, (iv) level of, reduction of, or other specified objectives with regard to the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations,
(v) earnings per share or earnings per share from continuing operations,
(vi) return on capital employed or return on invested capital, (vii) after-tax or pre-tax return on shareholders' equity, (viii) economic value added targets,
(ix) fair market value of the shares of Common Stock, and (x) the growth in the value of an investment in the Common Stock assuming the reinvestment of dividends.

    Unless otherwise provided in the applicable option agreement, the restrictions to which any award of restricted stock granted to an employee or consultant prior to a change in control of the Company, as defined in the 1996 Stock Incentive Plan, are subject, will lapse upon a change in control.

ADMINISTRATION

    The 1996 Stock Incentive Plan is administered and interpreted by the Stock Option Committee, except that with respect to awards to non-employee directors, the functions of the Stock Option Committee will be exercised by the Board. Currently, the members of the Stock Option Committee are Messrs. Connell and Levenson. Members of the Stock Option Committee are eligible to receive nondiscretionary grants of nonqualified stock options, as described below, under the terms of the 1996 Stock Incentive Plan and awards of restricted stock under the terms of the Stock Compensation Plan.

    Any decision, interpretation or other action taken in good faith by the Stock Option Committee is final, binding and conclusive. The Stock Option Committee may delegate some or all of its authority under the 1996 Stock Incentive Plan as the Stock Option Committee deems appropriate. However, no delegation shall be made: (i) with regard to any employee who is a "covered employee," as defined in Section 162(m) of the Code, at the time of grant or
(ii) that would cause options under the 1996 Stock Incentive Plan to fail to be exempt under Section 16(b) of the Exchange Act.

AMENDMENT AND TERMINATION OF PLAN

    The Board may modify, suspend or terminate the 1996 Stock Incentive Plan retroactively or otherwise. However, certain material modifications affecting the 1996 Stock Incentive Plan must be approved by the Company's stockholders. Further, any change in the 1996 Stock Incentive Plan that may adversely affect an optionee's rights under an option previously granted under the 1996 Stock Incentive Plan requires the consent of the optionee. The Stock Option Committee may amend the terms of any option, other than options granted to non-employee directors, prospectively or retroactively. However, any change to an option that may adversely affect an optionee's rights under an option previously granted requires the consent of the optionee.

NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS

    Non-employee directors may receive nondiscretionary grants of nonqualified stock options under the 1996 Stock Incentive Plan. Each non-employee director will receive an initial grant of an option to purchase 24,141 shares of Common Stock as of the date he or she begins service as a director on the Board. The exercise price of the option will be equal to 100% of the fair market value of Common Stock at the time of grant. As of the anniversary of the date he or she begins service as a director on the Board, each non-employee director will receive a nonqualified stock option to purchase 12,070 shares of Common Stock at an exercise price equal to 100% of the fair market value of such shares at the time of grant. No discretionary grants of nonqualified stock options may be made to non-employee directors under the 1996 Stock Incentive Plan.

    The options granted to non-employee directors to purchase shares of Common Stock will vest evenly in three equal annual installments. Options may be exercised only after the non-employee director has served as a director of the Company for at least one year. In addition, options granted and not previously exercisable will become vested and fully exercisable immediately upon a change in control of the Company, as defined in the 1996 Stock Incentive Plan, or a non-employee director's death.

    Each option granted to non-employee directors will expire upon the tenth anniversary of the date of grant.

    If a non-employee director terminates his service on the Board for any reason other than for "cause", including disability, death, resignation, failure to stand for reelection or failure to be reelected, he or she may exercise any exercisable option that has not expired at any time during the remaining term of the option. Any unexpired but unexercisable option will terminate and become null and void as of the date the non-employee director terminates his or her service with the Company.

    Non-employee directors are also entitled to a stock option grant in accordance with the Director Stock Option Restructuring Program under the 1996 Stock Incentive Plan. Options granted pursuant to the Director Stock Option Restructuring Program have the same terms and conditions as the nondiscretionary grants of options described above, except such options will (i) have an exercise price equal to 100% of the fair market value of Common Stock at the time of grant and (ii) will vest evenly in three equal annual installments and will become vested and fully exercisable immediately upon a change in control of the Company, as defined in the 1996 Stock Incentive Plan or a non-employee director's death; provided, however, that the portion of any option granted pursuant to the Director Stock Option Restructuring Program in exchange for options granted under the Stock Compensation Plan or any other option (other than an option granted under the 1996 Stock Incentive Plan) will become vested and fully exercisable immediately upon a change in control of the Company, a non-employee director's death or a non-employee director's attainment of age 65.

MISCELLANEOUS

    Awards under the 1996 Stock Incentive Plan are generally nontransferable, except that the Stock Option Committee may, in its sole discretion, permit the transfer of nonqualified stock options, other than those granted to non-employee directors, at the time of grant or thereafter. If a nonqualified stock option is transferable, it is anticipated that such options may be transferred solely to immediate family members or trusts, partnerships or other family entities.

    The 1996 Stock Incentive Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The 1996 Stock Incentive Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE 1996 STOCK INCENTIVE
  PLAN

    The rules concerning the federal income tax consequences with respect to options granted and to be granted pursuant to the 1996 Stock Incentive Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, possibly with retroactive effect, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the material federal income tax consequences. In addition, the following discussion does not set forth any state or local income tax or estate tax consequences that may be applicable. This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

INCENTIVE STOCK OPTIONS.

    In general, an employee will not realize taxable income upon either the grant or the exercise of an incentive stock option and the Company will not realize an income tax deduction at either time. If the recipient does not sell the Common Stock received pursuant to the exercise of an incentive stock option within either (i) two years after the date of the grant of the incentive stock option or (ii) one year after the date of exercise, a subsequent sale of the Common Stock will result in long-term capital gain or loss to the recipient and will not result in a tax deduction to the Company. If the recipient disposes of the Common Stock acquired upon exercise of the incentive stock option within either of the above mentioned time periods, the recipient will generally realize as ordinary income an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise over the exercise price, or (ii) the amount realized upon disposition over the exercise price. In this event, the Company generally will be entitled to an income tax deduction equal to the amount recognized as ordinary income. Any gain in excess of such amount realized by the recipient as ordinary income would be taxed at the rates applicable to short-term or long-term capital gains, depending on the holding period.

NONQUALIFIED STOCK OPTIONS.

    A recipient will not realize any taxable income upon the grant of a nonqualified stock option and the Company will not receive a deduction at the time of grant unless the option has a readily ascertainable fair market value at the time of grant. Upon exercise of a nonqualified stock option, the recipient generally will realize ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. Upon a subsequent sale of the Common Stock by the recipient, the recipient will recognize short-term or long-term capital gain or loss depending upon his or her holding period for the Common Stock. The Company will generally be allowed a deduction equal to the amount recognized by the recipient as ordinary income.

ALL STOCK OPTIONS.

    With regard to both incentive stock options and nonqualified stock options, the following material federal income tax consequences also apply: (i) any officers and directors of the Company subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their nonqualified stock options, (ii) any entitlement to a tax deduction on the part of the Company is subject to the applicable tax rules, including Section 162(m) of the Code regarding a $1,000,000 limitation on deductible compensation, and (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards or a portion thereof, either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code. These excess amounts may be subject to excise taxes.

    In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Stock options will generally qualify under one of these exceptions if (i) they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any recipient during a specified period, (ii) the exercise price is no less than fair market value at the time of the grant, (iii) the plan under which the options are granted is approved by stockholders, and (iv) the plan is administered by a committee comprised of outside directors.

    The 1996 Stock Incentive Plan is intended to satisfy these requirements with respect to stock options.

NEW PLAN BENEFITS

    The Stock Option Committee and, where applicable, the Board, have granted options and restricted stock to the following persons and groups for the indicated number of shares, in certain cases in exchange for the cancellation of existing stock options and in certain cases, subject to the approval of the stockholders of the Company of the amendment to the 1996 Stock Incentive Plan:

                                                                          NUMBER OF SHARES
                                                              NUMBER OF    OF RESTRICTED
             NAME AND POSITION WITH THE COMPANY                OPTIONS         STOCK
------------------------------------------------------------  ---------   ----------------
Steven S. Elbaum............................................  1,250,000       350,000
  Chairman of the Board and Chief Executive Officer
Justin F. Deedy, Jr.........................................    230,476        69,143
  Executive Vice President of the Company and President of
  the Communications Group
David S. Aldridge...........................................    250,000       100,000
  Chief Financial Officer
William F. Evans............................................         --            --
  Executive Vice President of the Company and President of
  the Electrical Division of the Industrial Products Group
Gregory R. Schriefer........................................         --            --
  Executive Vice President of the Industrial Products Group
Executive Group(1)..........................................  2,230,476       719,143

Non-Executive Director Group................................    297,484            --

Non-Executive Officer Employee Group........................  1,380,498       462,863

------------------------

(1) Includes among others, executives named above.

FUTURE PLAN AWARDS

    Because future awards under the 1996 Stock Incentive Plan will be based upon prospective factors including the nature of services to be rendered by prospective key employees and officers of, advisors and independent consultants to, the Company or its affiliates, and directors who are neither officers nor employees of the Company or its affiliates and their potential contributions to the success of the Company, actual awards cannot be determined at this time.

VOTE REQUIRED

    Approval of the amendment to the 1996 Stock Incentive Plan requires the affirmative vote of the majority of the outstanding shares of the Company present in person or represented by proxy at the meeting and entitled to vote on the proposal, provided that the total vote cast on such proposal represents over 50% in interest of all shares entitled to vote on the proposal.

    THE BOARD OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE THEIR SHARES "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1996 STOCK INCENTIVE PLAN.

                  PROPOSAL IV: APPROVAL OF AN AMENDMENT TO THE
                          EMPLOYEE STOCK PURCHASE PLAN

    At the meeting, the stockholders of the Company will be asked to approve an amendment to the Employee Stock Purchase Plan.

    The Compensation Committee approved the amendment to the Employee Stock Purchase Plan, subject to stockholder approval, to provide that the maximum number of shares of Common Stock reserved for sale under the plan be increased from 402,344 to 1,000,000.

    The following description of the Employee Stock Purchase Plan is a summary of the principal provisions of the Employee Stock Purchase Plan and is qualified in its entirety by reference to the Employee Stock Purchase Plan, a copy of which may be obtained upon written request to the Corporate Secretary's Office at the Company's principal business address.

AVAILABLE SHARES

    Under the Employee Stock Purchase Plan, as amended, the maximum number of shares of Common Stock reserved for sale under the plan is 1,000,000 shares of Common Stock. The number of shares of Common Stock reserved for sale under the Employee Stock Purchase Plan is subject to certain adjustments to reflect changes in the Company's capital structure or business by reason of certain corporate transactions or events.

ADMINISTRATION

    The Employee Stock Purchase Plan is administered by the Compensation Committee. To the extent that no Compensation Committee exists which has the authority to administer the plan, the functions of the Compensation Committee will be exercised by the Board. Currently, the members of the Compensation Committee are Messrs. Elbaum, Connell and Levenson.

    The Compensation Committee generally is empowered to (i) promulgate rules and regulations for the proper administration of the Employee Stock Purchase Plan, (ii) interpret the provisions and supervise the administration of the Employee Stock Purchase Plan, (iii) take all actions in connection with the Employee Stock Purchase Plan as it deems necessary or advisable. The Compensation Committee may designate an agent to (i) administer the Employee Stock Purchase Plan, (ii) purchase and sell shares of Common Stock in accordance with the Employee Stock Purchase Plan, (iii) keep records, send statements of account to employees, and perform other duties relating to the Employee Stock Purchase Plan. The agent for the Employee Stock Purchase Plan is Salomon Smith Barney, Inc., which also serves as the custodian for purposes of the Employee Stock Purchase Plan. Although the Company pays for the administration of the Employee Stock Purchase Plan, participants will be fully responsible for
(i) any brokerage fees and commissions charged for the sale of Common Stock,
(ii) any fees for certificates of shares of Common Stock and (iii) any taxes owed by them as a result of participation in the Employee Stock Purchase Plan.

RIGHTS UNDER THE EMPLOYEE STOCK PURCHASE PLAN

    The Employee Stock Purchase Plan allows employees of the Company and its designated subsidiaries, if any, working more than 20 hours a week and more than five months a year to authorize payroll deductions in whole percentages of compensation, including overtime and bonuses, up to 25%, but in no event less than 1% of compensation, to be applied toward the purchase of Common Stock. The designated subsidiaries include each subsidiary of the Company on October 1, 1996 and all future subsidiaries of the Company designated by the Board as eligible to participate in the plan.

    Separate quarterly offerings will commence on the first day of each calendar quarter or such other date designated by the Compensation Committee. A participant must authorize payroll deductions before the start of an offering in order to participate in that offering. On the last business day of the offering, the participant will be deemed to have exercised the right to purchase as many shares as the participant's payroll deductions will allow, at the purchase price. The purchase price is 85% of the lesser of: (i) the fair market value of the Common Stock on the date immediately prior to the first day of any calendar quarter or (ii) the fair market value of the Common Stock on the last business day of the offering period in which payroll deductions are made under the Employee Stock Purchase Plan. The purchase price may be modified by the Board, but may never be less than the price specified in the preceding sentence.

    Subject to appropriate notice, a participant may withdraw from an offering at any time. Upon withdrawal, the amount in the participant's account will be refunded, without interest. A participant who has withdrawn from an offering may not again participate in the Employee Stock Purchase Plan until the next offering commences.

    If a participant retires or terminates employment for any reason other than death, disability or leave of absence, the payroll deductions credited to the participant's account not used to purchase shares will be returned or distributed to the participant, without interest, as soon as practicable following retirement or termination of employment. In the event of death, disability or leave of absence, however, any such remaining payroll deductions credited to the participant's account will be used to purchase shares of Common Stock.

    No person shall be permitted to purchase any shares of Common Stock under the Employee Stock Purchase Plan if such person, immediately after such purchase, owns shares possessing 5% or more of the total combined voting power or value of all classes of Superior stock or any of its parent or subsidiary corporations. The fair market value of all shares of Common Stock purchased by a participant under the Employee Stock Purchase Plan during any calendar year may not exceed $25,000.

AMENDMENT OR TERMINATION

    The Board, or a duly authorized committee, may at any time terminate or amend the Employee Stock Purchase Plan, provided that no participant's existing rights under any offering already commenced may be adversely affected thereby. No amendment may be made to the Employee Stock Purchase Plan without prior approval of the Company's stockholders if stockholder approval of such amendment is required to comply with Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange rule.

MISCELLANEOUS

    Rights to purchase shares under the Employee Stock Purchase Plan may not be transferred by an employee other than by will or by the laws of descent and distribution.

    The Employee Stock Purchase Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Employee Stock Purchase Plan is intended to comply with Section 423 of the Code, but it is not, nor is it intended to be, qualified under Section 401(a) of the Code.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE EMPLOYEE STOCK PURCHASE
  PLAN

    The rules concerning the federal income tax consequences of a participant's purchase under the Employee Stock Purchase Plan are quite technical. Moreover, the applicable statutory provisions are subject to change, possibly with retroactive effect, as are their interpretations and applications which may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the material federal income tax consequences. In addition, the following discussion does not set forth any state or local income tax or estate tax consequences that may be applicable. This discussion is limited to the United States federal income tax consequences to individuals who are citizens or residents of the United States, other than those individuals who are taxed on a residence basis in a foreign country.

    The Employee Stock Purchase Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421 and 423 of the Code. Under those provisions, no income will be taxable to a participant at the time of grant of the right to purchase shares or purchase of shares of Common Stock. However, a participant may become liable for tax upon dispositions of shares acquired under the Employee Stock Purchase Plan, or if he or she dies holding such shares of Common Stock, and the tax consequences will depend on how long a participant has held the shares prior to disposition.

    If the shares are sold or otherwise disposed of (i) at least two years after the date of the beginning of the offering period and (ii) at least one year after the Common Stock is purchased in accordance with the Employee Stock Purchase Plan, or if the participant dies while holding the shares, the lesser of (x) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares of Common Stock or (y) the excess of the fair market value of the shares at the time the right to purchase shares was granted over the purchase price of the shares, determined as of the offering date, will be treated as ordinary income to the participant. Any further gain upon disposition generally will be taxed at the applicable long-term capital gain rate, which is determined based on the holding period. If the shares of Common Stock are sold and the sales price is less than the purchase price, there is no ordinary income and the participant has a long-term capital loss equal to the difference. If a participant holds the shares for this period, no deduction in respect of the disposition of such shares will be allowed to the Company.

    If the shares are sold or otherwise disposed of, including by way of gift, before the expiration of either the two-year or the one-year holding periods described above, the amount by which the fair market value of the shares of Common Stock on the date the right to purchase shares is exercised, which is the last business day of the offering period, exceeds the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gratuitous transfer of the shares is made. The balance of any gain will be treated as capital gain and will qualify for long-term capital gain treatment if the shares have been held for more than one year following the exercise of the right to purchase shares. Even if the shares are sold for less than their fair market value on the date the option is exercised, the same amount of ordinary income is attributed to a participant and a capital loss is allowed equal to the difference between the sales price and the value of such shares on the date the right to purchase shares is exercised. In the event of an early sale or other disposition, the Company will be allowed a deduction for federal income tax purposes equal to the ordinary income realized by the disposing participant.

VOTE REQUIRED

    Approval of the amendment to the Employee Stock Purchase Plan requires the affirmative vote of the holders of the majority of the outstanding shares of the Company present in person or represented by proxy at the meeting and entitled to vote on the proposal, provided that the total vote cast on such proposal represents over 50% in interest of all shares entitled to vote on the proposal.

    THE BOARD RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE THEIR SHARES "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN.

                                 OTHER MATTERS

    The Board does not know of any other matters that may be brought before the meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                                 MISCELLANEOUS

    It is important that proxies be returned promptly. Stockholders who do not expect to attend the meeting in person are urged to mark, sign and date the accompanying proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.

                             STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the next Annual Meeting of Stockholders of the Company must be received by the Company by December 31, 2001, in order to be considered for inclusion in the Company's proxy statement relating to such meeting.

                                          By Order of the Board of Directors,
                                          Stewart H. Wahrsager
                                          SECRETARY

New York, New York
April 30, 2001

                                   APPENDICES

Appendix A....................................  Audit Committee Charter
Appendix B....................................  Superior TeleCom Inc. 1996 Stock Incentive Plan

                                                                      APPENDIX A

                             SUPERIOR TELECOM INC.
                            AUDIT COMMITTEE CHARTER

    The Audit Committee is appointed by the Board of Directors (the "Board") of Superior TeleCom Inc. (the "Company") to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary responsibilities are to monitor the integrity of the Company's financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance; monitor the independence and performance of the Company's independent auditors and internal audit function; and provide an avenue of communications among the independent auditors, management, the internal audit function and the Board.

    The membership of the Audit Committee shall meet the composition, independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee and its Chairman shall be appointed by the Board as recommended by the Chairman of the Board.

    The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

    The Audit Committee shall make periodic reports to the Board, as appropriate, and upon specific request of the Board.

    Further, the Audit Committee shall:

    1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

    2. Review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements. This review will also include a discussion of significant financial reporting estimates and judgments made in connection with the preparation of the Company's financial statements.

    3. Review the Company's quarterly financial statements with management and, as deemed necessary, the independent auditor.

    4. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board. The Audit Committee will also recommend to the Board the continuation and/or replacement of the independent auditor.

    5.  Approve the fees to be paid to the independent auditor.

                                                                      APPENDIX B

 (LANGUAGE WHICH IS CHANGED BY THE AMENDMENT TO THE SUPERIOR 1996 STOCK OPTION
                                     PLAN,
                 OTHER THAN SECTION HEADINGS, SHOWN IN ITALICS)

                             SUPERIOR TELECOM INC.
                           1996 STOCK INCENTIVE PLAN
                  (AMENDED AND RESTATED AS OF JANUARY 1, 2001)

                               TABLE OF CONTENTS

                                                                               PAGE
                                                                             --------
ARTICLE I.     PURPOSE.....................................................     B-2

ARTICLE II.    DEFINITIONS.................................................     B-2

ARTICLE III.   ADMINISTRATION..............................................     B-5

ARTICLE IV.    SHARE AND OTHER LIMITATIONS.................................     B-7

ARTICLE V.     ELIGIBILITY.................................................     B-9

ARTICLE VI.    EMPLOYEE STOCK OPTION GRANTS................................     B-9

ARTICLE VII.   NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS...................    B-12

ARTICLE VIII.  RESTRICTED STOCK............................................    B-14

ARTICLE IX.    NON-TRANSFERABILITY.........................................    B-16

ARTICLE X.     CHANGE IN CONTROL PROVISIONS................................    B-16

ARTICLE XI.    TERMINATION OR AMENDMENT OF THE PLAN........................    B-18

ARTICLE XII.   UNFUNDED PLAN...............................................    B-19

ARTICLE XIII.  GENERAL PROVISIONS..........................................    B-19

ARTICLE XIV.   TERM OF PLAN................................................    B-21

ARTICLE XV.    NAME OF PLAN................................................    B-21

                             SUPERIOR TELECOM INC.
                           1996 STOCK INCENTIVE PLAN
                  (AMENDED AND RESTATED AS OF JANUARY 1, 2001)

                                   ARTICLE I.
                                    PURPOSE

    The purpose of this Superior TeleCom Inc. 1996 Stock INCENTIVE PLAN, (KNOWN PRIOR TO JANUARY 1, 2001, AS THE SUPERIOR TELECOM INC. 1996 STOCK Option Plan) (the "Plan") is to enhance the profitability and value of Superior TeleCom Inc. (the "Company") for the benefit of its stockholders by enabling the Company
(i) to offer employees and Consultants of the Company and its Affiliates stock based incentives, thereby creating a means to raise the level of stock ownership by employees and Consultants in order to attract, retain and reward such employees and Consultants and strengthen the mutuality of interests between employees and Consultants and the Company's stockholders and (ii) to make equity based awards to non-employee directors thereby attracting, retaining and rewarding such non-employee directors and strengthening the mutuality of interests between non-employee directors and the Company's stockholders.

                                  ARTICLE II.
                                  DEFINITIONS

    For purposes of this Plan, the following terms shall have the following meanings:

    2.1. "Affiliate" shall mean each of the following: (i) any Subsidiary;
(ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

    2.2. "AWARD" MEANS ANY AWARD UNDER THIS PLAN OF ANY: (I) STOCK OPTION; OR
(II) RESTRICTED STOCK.

    2.3. "Board" shall mean the Board of Directors of the Company.

    2.4. "Cause" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, termination due to a Participant's dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company as determined by the Committee in its sole discretion. With respect to a Participant's Termination of Directorship, Cause shall mean an act or failure to act that constitutes "cause" for removal of a director under applicable Delaware law.

    2.5. "Change in Control" shall have the meaning set forth in Article IX.

    2.6. "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

    2.7. "Committee" shall mean (I) WITH RESPECT TO THE APPLICATION OF THIS PLAN TO ELIGIBLE EMPLOYEES AND CONSULTANTS, a committee of the Board appointed from time to time by the Board. Solely to the extent required under Rule 16b-3 and
Section 162(m) of the Code, such committee shall consist of two or more non-employee directors, each of whom shall be a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code; PROVIDED, HOWEVER, THAT IF AND TO the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by THE BOARD AND (II) WITH RESPECT TO THE APPLICATION OF THIS PLAN TO NON-EMPLOYEE DIRECTORS, the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the awards, grants, interpretations or other actions of the Committee.

    2.8. "Common Stock" means the common stock, $.01 par value per share, of the Company.

    2.9. "Consultant" means any adviser or consultant to the Company and its Affiliates who is eligible pursuant to Section 5.1 to be granted Options under this Plan.

    2.10. "Disability" shall mean total and permanent disability, as defined in
Section 22(e)(3) of the Code.

    2.11. "Effective Date" shall mean October 2, 1996. The PLAN WAS AMENDED AND RESTATED AS OF JANUARY 1, 1999 AND THE amendments contained herein shall become effective on January 1, 2001, subject to approval by the Company's stockholders to the extent and in the manner provided by applicable law.

    2.12. "Eligible Employees" shall mean the employees of the Company and its Affiliates.

    2.13. "Exchange Act" shall mean the Securities Exchange Act of 1934.

    2.14. "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee on the advice of a registered investment adviser (as defined under the Investment Advisers Act of 1940). Notwithstanding anything herein to the contrary, "Fair Market Value" means the price for Common Stock set by the Committee in good faith based on reasonable methods set forth under Section 422 of the Code and the regulations thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Stock Option, the applicable date shall be the date for which the last sales price is available at the time of grant.

    2.15. "Good Reason" shall mean, with respect to a Participant's Termination of Employment or Termination of Consultancy unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, a voluntary termination due to "good reason," as the Committee, in its sole discretion, decides to treat as a Good Reason termination.

    2.16. "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

    2.17. "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

    2.18. "Parent" shall mean any parent corporation of the Company within the meaning of Section 424(e) of the Code.

    2.19. "Participant" shall mean the following persons to whom an Option has been granted pursuant to this Plan: Eligible Employees and Consultants of the Company and its Affiliates and non-employee directors of the Company; provided, however, that non-employee directors shall be Participants for purposes of the Plan solely with respect to awards of Stock Options pursuant to Article VII AND AWARDS OF RESTRICTED STOCK PURSUANT TO ARTICLE VIII BUT SUBJECT TO THE TERMS AND CONDITIONS OF THE COMPANY'S STOCK COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS.

    2.20. "PERFORMANCE CRITERIA" HAS THE MEANING SET FORTH IN EXHIBIT A.

    2.21. "PERFORMANCE GOAL" MEANS THE OBJECTIVE PERFORMANCE GOALS ESTABLISHED BY THE COMMITTEE IN ACCORDANCE WITH SECTION 162(M) OF THE CODE AND BASED ON ONE OR MORE PERFORMANCE CRITERIA.

    2.22. "RESTRICTED STOCK" MEANS, WITH RESPECT TO ELIGIBLE EMPLOYEES AND CONSULTANTS, AN AWARD OF SHARES OF COMMON STOCK UNDER THIS PLAN THAT IS SUBJECT TO RESTRICTIONS UNDER ARTICLE VIII AND, WITH RESPECT TO NON-EMPLOYEE DIRECTORS OF THE COMPANY, AN AWARD OF SHARES OF COMMON STOCK UNDER THIS PLAN THAT IS SUBJECT TO THE TERMS AND CONDITIONS UNDER THE COMPANY'S STOCK COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS INCLUDING, WITHOUT LIMITATION, THE RESTRICTIONS DESCRIBED THEREIN.

    2.23. "RESTRICTION PERIOD" HAS THE MEANING SET FORTH IN SECTION 8.3(A) WITH RESPECT TO RESTRICTED STOCK

    2.24. "Retirement" with respect to a Participant's Termination of Employment or Termination of Consultancy, shall mean a Termination of Employment or Termination of Consultancy without Cause by a Participant who has attained (i) at least age sixty-five (65); or (ii) such earlier date after age fifty-five
(55) as approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected after a Participant has attained age sixty-five (65).

    2.25. "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

    2.26. "Section 162(m) of the Code" shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

    2.27. "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock granted to Eligible Employees or Consultants pursuant to
Article VI or non-employee directors pursuant to Article VII.

    2.28. "Subsidiary" shall mean any corporation that is defined as a subsidiary corporation in Section 424(f) of the Code.

    2.29. "Ten Percent Stockholder" shall mean a person owning Common Stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.

    2.30. "Termination of Consultancy" shall mean, with respect to an individual that the individual is no longer acting as a Consultant to the Company or an Affiliate. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant of the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee upon the termination of his consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant or an Eligible Employee.

    2.31. "Termination of Directorship" shall mean, with respect to a non-employee director, that the non-employee director has ceased to be a director of the Company.

    2.32. "Termination of Employment" shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant.

    2.33. "Transfer" or "Transferred" shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

                                  ARTICLE III.
                                 ADMINISTRATION

    3.1. The Committee. The Plan shall be administered and interpreted by the Committee. The Committee may delegate some or all of its authority under the Plan as the Committee deems appropriate in its sole and absolute discretion; provided, however, that no such delegation shall be made (i) with regard to any Eligible Employee who is a "covered employee" (as defined in Section 162(m) of the Code) at the time of grant or (ii) that would cause AWARDS under the Plan to fail to be exempt under Section 16(b) of the Exchange Act.

    3.2. GRANT OF AWARDS. The Committee shall have full authority to grant Stock Options AND RESTRICTED STOCK, pursuant to the terms of this Plan. Stock Options shall be granted to non-employee directors of the Company pursuant to
Article VII. In particular, the Committee shall have the authority:

        (a) to select the Eligible Employees and Consultants to whom AWARDS may from time to time be granted hereunder;

        (b) to determine whether and to what extent AWARDS, INCLUDING ANY COMBINATION OF Stock Options AND RESTRICTED STOCK, are to be granted hereunder to one or more Eligible Employees or Consultants;

        (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each AWARD granted to an Eligible Employee or Consultant hereunder;

        (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any AWARD granted hereunder to an Eligible Employee or Consultant (including, but not limited to, the share price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any AWARD and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

        (e) to determine whether and under what circumstances a Stock Option may be settled in cash, COMMON STOCK, and/or RESTRICTED Stock under Subsection 6.3(d);

        (f) to determine whether, to what extent and under what circumstances to provide loans (which shall be on a recourse basis and shall bear a reasonable rate of interest) to Eligible Employees and Consultants in order to exercise Options under the Plan OR TO PURCHASE RESTRICTED STOCK UNDER THIS PLAN;

        (g) to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any AWARD, to not sell or otherwise dispose of shares acquired pursuant to the exercise of the Option OR SHARES OF RESTRICTED STOCK for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option OR RESTRICTED STOCK; AND

        (H) TO DETERMINE THE AMOUNT OF RESTRICTED STOCK AVAILABLE UNDER THIS PLAN THAT MAY BE USED TO GRANT SHARES OF RESTRICTED STOCK TO A NON-EMPLOYEE DIRECTOR OF THE COMPANY UNDER THE COMPANY'S STOCK COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS.

    3.3. Guidelines. Subject to Article X hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any AWARD issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this

Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 (if any) and the applicable provisions of Section 162(m) of the Code (if any). The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws. If and to the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.

    3.4. Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of the Company, the Board, or the Committee, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

    3.5. Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

    3.6. Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all Committee members in accordance with the By-Laws of the Company shall be fully effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

    3.7. Designation of Consultants--Liability.

        (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

        (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any AWARD granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to AWARDS granted to him or her under this Plan.

                                  ARTICLE IV.
                          SHARE AND OTHER LIMITATIONS

    4.1. Shares.

        (a) GENERAL LIMITATION. The aggregate number of shares of Common Stock which may be issued under this Plan WITH RESPECT TO WHICH OPTIONS MAY BE GRANTED shall not exceed 4,200,000 shares (as adjusted to reflect all adjustments to the Common Stock on or before February 29, 2000, subject to any increase or decrease pursuant to Section 4.2) AND WITH RESPECT TO WHICH AWARDS OF RESTRICTED STOCK MAY BE GRANTED SHALL NOT EXCEED 1,500,000 SHARES (AS ADJUSTED TO REFLECT ALL ADJUSTMENTS TO THE COMMON STOCK ON OR BEFORE FEBRUARY 29, 2000, SUBJECT TO ANY INCREASE OR DECREASE PURSUANT TO
    SECTION 4.2), which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company. If any Option granted under this Plan expires, terminates or is cancelled for any reason without having been exercised in full or the Company repurchases any Option pursuant to Section 6.3(f), the number of shares of Common Stock underlying the repurchased Option and/or the number of shares of Common Stock underlying any unexercised Option shall again be available for the purposes of AWARDS under the PLAN. IF ANY SHARES OF RESTRICTED STOCK AWARDED UNDER THIS PLAN TO A PARTICIPANT ARE FORFEITED OR REPURCHASED BY THE COMPANY FOR ANY REASON, THE NUMBER OF FORFEITED OR REPURCHASED SHARES OF RESTRICTED STOCK SHALL AGAIN BE AVAILABLE FOR THE PURPOSES OF AWARDS UNDER THIS Plan. In determining the number of shares of Common Stock available for awards other than awards of Incentive Stock Options, if Common Stock has been delivered or exchanged by a Participant as full or partial payment to the Company for the exercise price or for withholding taxes, in connection with the exercise of a Stock Option or the number shares of Common Stock otherwise deliverable has been reduced for full or partial payment for the exercise price or for withholding taxes, the number of shares of Common Stock delivered, exchanged or reduced shall again be available for purposes of AWARDS under this Plan.

        (b) INDIVIDUAL PARTICIPANT LIMITATIONS. (I) The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan to each Participant shall not exceed 1,250,000 shares (as adjusted to reflect all adjustments to the Common Stock on or before February 29, 2000, subject to any increase or decrease pursuant to Section 4.2) during each fiscal year of the Company. THE MAXIMUM NUMBER OF SHARES OF COMMON STOCK THAT IS AVAILABLE FOR AWARDS OF RESTRICTED STOCK FOR WHICH THE GRANT OF SUCH AWARD OR THE LAPSE OF THE RELEVANT RESTRICTION PERIOD IS SUBJECT TO THE ATTAINMENT OF PERFORMANCE GOALS IN ACCORDANCE WITH
    SECTION 8.3(A)(II) HEREIN WHICH MAY BE GRANTED UNDER THIS PLAN TO EACH PARTICIPANT SHALL NOT EXCEED 350,000 SHARES (AS ADJUSTED TO REFLECT ALL ADJUSTMENTS TO THE COMMON STOCK ON OR BEFORE FEBRUARY 29, 2000, SUBJECT TO ANY INCREASE OR DECREASE PURSUANT TO SECTION 4.2) DURING EACH FISCAL YEAR OF THE COMPANY.

        (II) THERE ARE NO ANNUAL INDIVIDUAL ELIGIBLE EMPLOYEE OR CONSULTANT SHARE LIMITATIONS ON RESTRICTED STOCK FOR WHICH THE GRANT OF SUCH AWARD OR THE LAPSE OF THE RELEVANT RESTRICTION PERIOD IS NOT SUBJECT TO ATTAINMENT OF PERFORMANCE GOALS IN ACCORDANCE WITH SECTION 8.3(A)(II) HEREOF.

    4.2. Changes.

        (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or Affiliate, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or Affiliate, any sale or transfer of all or part of the assets or business of the Company or Affiliate or any other corporate act or proceeding.

        (b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, sale or transfer of all or part of its assets or business, reclassification of its capital stock, or any similar change affecting the Company's capital structure or business and the Committee determines an adjustment is appropriate under the Plan, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares to be issued upon exercise of an outstanding Option OR GRANT OF RESTRICTED STOCK under this Plan and the exercise price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

        (c) Fractional shares of Common Stock resulting from any adjustment in Options OR RESTRICTED STOCK pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half ( 1/2) and rounding-up for fractions equal to or greater than one-half ( 1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose AWARD has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

        (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options of Eligible Employees and Consultants, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

        If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

                                   ARTICLE V.
                                  ELIGIBILITY

    5.1. General Eligibility. Consultants and all Eligible Employees are eligible to be granted Non-Qualified Stock Options AND RESTRICTED STOCK under this Plan. Eligibility under this Plan shall be determined by the Committee in its sole discretion.

    5.2. Incentive Stock Options. All Eligible Employees who are employees of the Company, its Subsidiaries or its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan.

    5.3. Non-Employee Directors. Non-employee directors of the Company are only eligible to receive AWARDS of Stock Options in accordance with Article VII of the Plan AND AN AWARD OF RESTRICTED STOCK PROVIDED THAT SUCH AWARD OF RESTRICTED STOCK IS USED UNDER, AND IS SUBJECT TO, THE TERMS AND CONDITIONS OF THE COMPANY'S STOCK COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS.

                                  ARTICLE VI.
                          EMPLOYEE STOCK OPTION GRANTS

    6.1. Options. Each Stock Option granted hereunder shall be one of two types:
(i) an Incentive Stock Option intended to satisfy the requirements of
Section 422 of the Code or (ii) a Non-Qualified Stock Option.

    6.2. Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. The Committee shall have the authority to grant to any Consultant one or more Non-Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.

    6.3. Terms of Options. Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

        (a) OPTION PRICE. The option price per share of Common Stock purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock. The purchase price of shares of Common Stock subject to a Non-Qualified Stock Option shall be determined by the Committee but shall not be less than the 100% of the Fair Market Value of the Common Stock at the time of grant. Notwithstanding the foregoing, if an Option is modified, extended or renewed and, thereby, deemed to be the issuance of a new Option under the Code, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

        (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten
    (10) years after the date the Option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five (5) years.

        (c) EXERCISABILITY. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

        (d) METHOD OF EXERCISE. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price in such form, or such other arrangement for the satisfaction of the purchase price, as the Committee may accept. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock withheld from the shares to be received on the exercise of a Stock Option hereunder or Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based, in each case, on the Fair Market Value of the Common Stock on the payment date as determined by the Committee. Common Stock used to pay the exercise price must be owned by the Participant for a period of at least six
    (6) months or such other period necessary to avoid a charge, for accounting purposes, against the Company's earnings as reported in the Company's financial statements. No shares of Common Stock shall be issued until payment, as provided herein, therefor has been made or provided for.

        (e) INCENTIVE STOCK OPTION LIMITATIONS. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

        Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

        (f) BUY OUT AND SETTLEMENT PROVISIONS. The Committee may at any time on behalf of the Company offer to buy out an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

        (g) FORM, MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under the Plan (provided that the rights of a Participant are not reduced without his consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

        (h) DEFERRED DELIVERY OF COMMON SHARES. The Committee may in its discretion permit Participants to defer delivery of Common Stock acquired pursuant to a Participant's exercise of an Option in accordance with the terms and conditions established by the Committee.

        (i) OTHER TERMS AND CONDITIONS. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting "reloads" such that the same number of Options are granted as the number of Options exercised, shares used to pay for the exercise price of Options or shares used to pay withholding taxes ("Reloads"). With respect to Reloads, the exercise price of the new Stock Option shall be the Fair Market Value on the date of the "reload" and the term of the Stock Option shall be the same as the remaining term of the Options that are exercised, if applicable, or such other exercise price and term as determined by the Committee.

    6.4. Termination of Employment or Termination of Consultancy. The following rules apply with regard to Options upon the Termination of Employment of a
Participant:

        (a) TERMINATION BY REASON OF DEATH. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant's estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

        (b) TERMINATION BY REASON OF DISABILITY. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Disability, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant's termination, by the Participant (or the legal representative of the Participant's estate if the Participant dies after termination) at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

        (c) TERMINATION BY REASON OF RETIREMENT. If a Participant's Termination of Employment or Termination of Consultancy is by reason of Retirement, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant, or, if no rights of the Participant are reduced, thereafter, shall be fully vested and may thereafter be exercised by the Participant at any time within a period of one (1) year from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option; provided, however, that, if the Participant dies within such exercise period, any unexercised Stock Option held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant's estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option.

        (d) INVOLUNTARY TERMINATION WITHOUT CAUSE OR TERMINATION FOR GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause or for Good Reason, any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

        (e) TERMINATION WITHOUT GOOD REASON. If a Participant's Termination of Employment or Termination of Consultancy is voluntary but without Good Reason and occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of thirty (30) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option.

        (f) OTHER TERMINATION. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant's Termination of Employment or Termination of Consultancy is for any reason other than death, Disability, Retirement, Good Reason, involuntary termination without Cause or voluntary termination as provided in subsection (e) above, any Stock Option held by such Participant shall thereupon terminate and expire as of the date of termination, provided that (unless the Committee determines a different period upon grant or, if, no rights of the Participant are reduced, thereafter) in the event the termination is for Cause or is a voluntary termination without Good Reason within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment or Termination of Consultancy by the Company for Cause.

                                  ARTICLE VII.
                   NON-EMPLOYEE DIRECTOR STOCK OPTION GRANTS

    7.1. Options. The terms of this Article VII shall apply only to Options granted to non-employee directors.

    7.2. Grants. Without further action by the Board or the stockholders of the Company, each non-employee director shall:

        (a) subject to the terms of the Plan, be granted Options to purchase 24,141 shares (as adjusted to reflect all adjustments to the Common Stock on or before February 29, 2000, subject to any increase or decrease pursuant to
    Section 4.2) of Common Stock upon (1) the date on which the offering price in connection with the initial public offering of the Common Stock (the "Offering") is agreed upon between the Company and the underwriters (the "Price to the Public"); or if later, (2) as of the date the non-employee director begins service as a director on the Board; and

        (b) subject to the terms of the Plan, be granted Options to purchase 12,070 shares (as adjusted to reflect all adjustments to the Common Stock on or before February 29, 2000, subject to any increase or decrease pursuant to
    Section 4.2) of Common Stock upon each anniversary of the date on which he began service as a director of the Board.

    7.3. Non-Qualified Stock Options. Stock Options granted under this
Article VII shall be Non-Qualified Stock Options.

    7.4. Terms of Options. Options granted under this Article VII shall be subject to the following terms and conditions and shall be in such form and contain such additional terms and conditions, not inconsistent with terms of this Plan, as the Committee shall deem desirable:

        (a) OPTION PRICE. The purchase price per share deliverable upon the exercise of an Option granted pursuant to Section 7.2(a)(1) shall be the Price to the Public and the purchase price per share deliverable upon the exercise of an Option granted pursuant to Section 7.2(a)(2) shall be 100% of the Fair Market Value of such Common Stock at the time of the grant of the Option, or the par value of the Common Stock, whichever is greater.

        (b) EXERCISABILITY. Except as otherwise provided herein, thirty-three AND ONE-THIRD percent (33 1/3%) OF ANY OPTION GRANTED UNDER THIS
    ARTICLE VII SHALL BE EXERCISABLE ON OR AFTER EACH OF THE THREE ANNIVERSARIES FOLLOWING THE DATE OF GRANT. ALL OPTIONS HELD BY SUCH NON-EMPLOYEE DIRECTORS AND NOT PREVIOUSLY EXERCISABLE shall fully vest upon: (I) a Change in Control OR (II) A NON-EMPLOYEE DIRECTOR'S DEATH.

        (c) METHOD FOR EXERCISE. A non-employee director electing to exercise one or more Options shall give written notice of exercise to the Company specifying the number of shares to be purchased. Common Stock purchased pursuant to the exercise of Options shall be paid for at the time of exercise in cash or by delivery of unencumbered Common Stock owned by the non-employee director or a combination thereof or by such other method as approved by the Board. COMMON STOCK USED TO PAY THE EXERCISE PRICE MUST BE OWNED BY THE NON-EMPLOYEE DIRECTOR FOR A PERIOD OF AT LEAST SIX (6) MONTHS OR SUCH OTHER PERIOD NECESSARY TO AVOID A CHARGE, FOR ACCOUNTING PURPOSES, AGAINST THE COMPANY'S EARNINGS AS REPORTED IN THE COMPANY'S FINANCIAL STATEMENTS.

        (d) OPTION TERM. Except as otherwise provided herein, if not previously exercised each Option shall expire upon the tenth anniversary of the date of the grant thereof.

    7.5. Termination of Directorship. The following rules apply with regard to Options upon the Termination of Directorship:

        (a) DEATH, DISABILITY OR OTHERWISE CEASING TO BE A DIRECTOR OTHER THAN FOR CAUSE. Except as otherwise provided herein, upon the Termination of Directorship, on account of Disability, death, Retirement, resignation, failure to stand for reelection or failure to be reelected or otherwise other than as set forth in (b) below, all outstanding Options then exercisable and not exercised by the Participant prior to such Termination of Directorship shall remain exercisable, to the extent exercisable at the Termination of Directorship, by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Options by his or her will or by operation of law, for the remainder of the stated term of such Options.

        (b) CAUSE. Upon removal, failure to stand for reelection or failure to be renominated for Cause, or if the Company obtains or discovers information after Termination of Directorship that such Participant had engaged in conduct that would have justified a removal for Cause during such directorship, all outstanding Options of such Participant shall immediately terminate and shall be null and void.

        (c) CANCELLATION OF OPTIONS. No Options that were not exercisable during the period such person serves as a director shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Options shall terminate and become null and void upon a Termination of Directorship.

    7.6. Changes. (a) The Awards to a non-employee director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 7.6, but shall not be subject to Section 4.2(d).

        (b) If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Options or substitutes new Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Options shall expire without additional compensation to the holder thereof; provided, that, the Committee shall deliver notice to each non-employee director at least twenty (20) days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full effective as of such consummation all Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a ninety (90) day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.

    7.7. SPECIAL ONE-TIME GRANT. IN ADDITION TO THE OPTIONS GRANTED PURSUANT TO
SECTION 7.2, NON-EMPLOYEE DIRECTORS SHALL ALSO BE ENTITLED TO A GRANT OF STOCK OPTIONS IN ACCORDANCE WITH THE DIRECTOR STOCK OPTION RESTRUCTURING PROGRAM UNDER THE PLAN. OPTIONS GRANTED PURSUANT TO THIS SECTION 7.7 SHALL, EXCEPT AS SET OTHERWISE SET FORTH IN THIS SECTION 7.7, HAVE THE SAME TERMS AND CONDITIONS AS THE OPTIONS GRANTED UNDER ARTICLE VII.

        (A) OPTION PRICE. THE PURCHASE PRICE PER SHARE DELIVERABLE UPON THE EXERCISE OF AN OPTION GRANTED PURSUANT TO THIS SECTION 7.7 SHALL BE THE FAIR MARKET VALUE OF SUCH COMMON STOCK AT THE TIME OF THE GRANT OF THE OPTION.

        (B) EXERCISABILITY. THE PORTION OF ANY OPTION GRANTED PURSUANT TO THIS
    SECTION 7.7 IN EXCHANGE FOR OPTIONS GRANTED PURSUANT TO SECTION 7.2 HEREOF SHALL VEST AND BECOME EXERCISABLE IN ACCORDANCE WITH THE PROVISIONS OF
    SECTION 7.4(B). THE PORTION OF ANY OPTION GRANTED PURSUANT TO THIS
    SECTION 7.7 IN EXCHANGE FOR STOCK OPTIONS GRANTED PURSUANT TO THE STOCK COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS OR ANY OTHER STOCK OPTION (OTHER THAN ANY OPTION GRANTED PURSUANT TO SECTION 7.2) SHALL BE EXERCISABLE AS TO THIRTY-THREE AND ONE-THIRD PERCENT (33 1/3%) OF THE APPLICABLE PORTION OF THE OPTION ON OR AFTER EACH OF THE THREE ANNIVERSARIES FOLLOWING THE DATE OF GRANT; PROVIDED, THAT THE PORTION OF ANY OPTION GRANTED PURSUANT TO THIS SENTENCE HELD BY SUCH NON-EMPLOYEE DIRECTORS AND NOT PREVIOUSLY EXERCISABLE SHALL FULLY VEST UPON: (I) A CHANGE IN CONTROL; (II) A NON-EMPLOYEE DIRECTOR'S DEATH; OR (III) A NON-EMPLOYEE DIRECTOR'S ATTAINMENT OF AGE SIXTY-FIVE (65).

                                 ARTICLE VIII.
                                RESTRICTED STOCK

    8.1. AWARDS OF RESTRICTED STOCK. SHARES OF RESTRICTED STOCK MAY BE ISSUED
TO: (I) ELIGIBLE EMPLOYEES OR CONSULTANTS EITHER ALONE OR IN ADDITION TO OTHER OPTIONS GRANTED UNDER THIS PLAN; OR (II) NON-EMPLOYEE DIRECTORS OF THE COMPANY IN ADDITION TO OPTIONS GRANTED PURSUANT TO ARTICLE VII PROVIDED, HOWEVER, THAT SHARES OF RESTRICTED STOCK UNDER THIS PLAN MAY BE ISSUED TO SUCH NON-EMPLOYEE DIRECTORS SOLELY UNDER THE COMPANY'S STOCK COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS IN ACCORDANCE WITH ITS TERMS. THE COMMITTEE SHALL DETERMINE THE ELIGIBLE EMPLOYEES AND CONSULTANTS TO WHOM, AND THE TIME OR TIMES AT WHICH, GRANTS OF RESTRICTED STOCK WILL BE MADE, THE NUMBER OF SHARES TO BE AWARDED, THE PRICE (IF ANY) TO BE PAID BY THE RECIPIENT (SUBJECT TO SECTION 8.2), THE TIME OR TIMES WITHIN WHICH SUCH AWARDS MAY BE SUBJECT TO FORFEITURE, THE VESTING SCHEDULE AND RIGHTS TO ACCELERATION THEREOF, AND ALL OTHER TERMS AND CONDITIONS OF THE AWARDS. THE COMMITTEE MAY CONDITION THE GRANT OR VESTING OF RESTRICTED STOCK UPON THE ATTAINMENT OF SPECIFIED PERFORMANCE GOALS, INCLUDING ESTABLISHED PERFORMANCE GOALS IN ACCORDANCE WITH SECTION 162(M) OF THE CODE, OR SUCH OTHER FACTORS AS THE COMMITTEE MAY DETERMINE, IN ITS SOLE DISCRETION.

    8.2. AWARDS AND CERTIFICATES. AN ELIGIBLE EMPLOYEE OR CONSULTANT SELECTED TO RECEIVE RESTRICTED STOCK SHALL NOT HAVE ANY RIGHTS WITH RESPECT TO SUCH AWARD, UNLESS AND UNTIL SUCH PARTICIPANT HAS DELIVERED TO THE COMPANY A FULLY EXECUTED COPY OF THE APPLICABLE AWARD AGREEMENT RELATING THERETO AND HAS OTHERWISE COMPLIED WITH THE APPLICABLE TERMS AND CONDITIONS OF SUCH AWARD. FURTHER, SUCH AWARD SHALL BE SUBJECT TO THE FOLLOWING CONDITIONS:

        (A) PURCHASE PRICE. THE PURCHASE PRICE OF RESTRICTED STOCK SHALL BE FIXED BY THE COMMITTEE. THE PURCHASE PRICE FOR SHARES OF RESTRICTED STOCK MAY BE ZERO TO THE EXTENT PERMITTED BY APPLICABLE LAW, AND, TO THE EXTENT NOT SO PERMITTED, SUCH PURCHASE PRICE MAY NOT BE LESS THAN PAR VALUE.

        (B) ACCEPTANCE. AWARDS OF RESTRICTED STOCK MUST BE ACCEPTED WITHIN A PERIOD OF 90 DAYS (OR SUCH SHORTER PERIOD AS THE COMMITTEE MAY SPECIFY AT GRANT) AFTER THE AWARD DATE BY EXECUTING A RESTRICTED STOCK AWARD AGREEMENT AND BY PAYING WHATEVER PRICE (IF ANY) THE COMMITTEE HAS DESIGNATED THEREUNDER.

        (C) LEGEND. EACH PARTICIPANT RECEIVING SHARES OF RESTRICTED STOCK SHALL BE ISSUED A STOCK CERTIFICATE IN RESPECT OF SUCH SHARES OF RESTRICTED STOCK, UNLESS THE COMMITTEE ELECTS TO USE ANOTHER SYSTEM, SUCH AS BOOK ENTRIES BY THE TRANSFER AGENT, AS EVIDENCING OWNERSHIP OF SHARES OF RESTRICTED STOCK. SUCH CERTIFICATE SHALL BE REGISTERED IN THE NAME OF SUCH PARTICIPANT, AND SHALL BEAR AN APPROPRIATE LEGEND REFERRING TO THE TERMS, CONDITIONS, AND RESTRICTIONS APPLICABLE TO SUCH AWARD, SUBSTANTIALLY IN THE FOLLOWING FORM:

        "THE ANTICIPATION, ALIENATION, ATTACHMENT, SALE, TRANSFER, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR CHARGE OF THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE SUPERIOR TELECOM INC. (THE "COMPANY") 1996 STOCK INCENTIVE PLAN, AMENDED AND RESTATED AS OF JANUARY 1, 2001 (THE "PLAN") AND AN AGREEMENT ENTERED INTO BETWEEN THE
    REGISTERED OWNER AND THE COMPANY DATED       . COPIES OF SUCH PLAN AND
    AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

        (D) CUSTODY. THE COMMITTEE MAY REQUIRE THAT ANY STOCK CERTIFICATES EVIDENCING SUCH SHARES BE HELD IN CUSTODY BY THE COMPANY UNTIL THE RESTRICTIONS THEREON SHALL HAVE LAPSED AND THAT, AS A CONDITION TO THE GRANT OF SUCH AWARD OF RESTRICTED STOCK, THE PARTICIPANT SHALL HAVE DELIVERED A DULY SIGNED STOCK POWER, ENDORSED IN BLANK, RELATING TO THE COMMON STOCK COVERED BY SUCH AWARD.

    8.3. RESTRICTIONS AND CONDITIONS ON RESTRICTED STOCK AWARDS. SHARES OF RESTRICTED STOCK AWARDED PURSUANT TO THIS PLAN SHALL BE SUBJECT TO ARTICLE IX AND THE FOLLOWING RESTRICTIONS AND CONDITIONS:

        (A) RESTRICTION PERIOD; VESTING AND ACCELERATION OF VESTING. (I) THE PARTICIPANT SHALL NOT BE PERMITTED TO TRANSFER SHARES OF RESTRICTED STOCK AWARDED UNDER THIS PLAN DURING THE PERIOD OR PERIODS SET BY THE COMMITTEE (THE "RESTRICTION PERIOD") COMMENCING ON THE DATE OF SUCH AWARD, AS SET FORTH IN THE RESTRICTED STOCK AWARD AGREEMENT AND SUCH AGREEMENT SHALL SET FORTH A VESTING SCHEDULE AND ANY EVENTS WHICH WOULD ACCELERATE VESTING OF THE SHARES OF RESTRICTED STOCK. WITHIN THESE LIMITS, BASED ON SERVICE, ATTAINMENT OF PERFORMANCE GOALS PURSUANT TO SECTION 8.3(A)(II) BELOW AND/OR SUCH OTHER FACTORS OR CRITERIA AS THE COMMITTEE MAY DETERMINE IN ITS SOLE DISCRETION, THE COMMITTEE MAY PROVIDE FOR THE LAPSE OF SUCH RESTRICTIONS IN INSTALLMENTS IN WHOLE OR IN PART, OR MAY ACCELERATE THE VESTING OF ALL OR ANY PART OF ANY RESTRICTED STOCK AWARD AND/OR WAIVE THE DEFERRAL LIMITATIONS FOR ALL OR ANY PART OF ANY RESTRICTED STOCK AWARD.

        (II) OBJECTIVE PERFORMANCE GOALS, FORMULAE OR STANDARDS. IF THE GRANT OF SHARES OF RESTRICTED STOCK OR THE LAPSE OF RESTRICTIONS IS BASED ON THE ATTAINMENT OF PERFORMANCE GOALS, THE COMMITTEE SHALL ESTABLISH THE PERFORMANCE GOALS AND THE APPLICABLE VESTING PERCENTAGE OF THE RESTRICTED STOCK AWARD APPLICABLE TO EACH PARTICIPANT OR CLASS OF PARTICIPANTS IN WRITING PRIOR TO THE BEGINNING OF THE APPLICABLE FISCAL YEAR OR AT SUCH LATER DATE AS OTHERWISE DETERMINED BY THE COMMITTEE AND WHILE THE OUTCOME OF THE PERFORMANCE GOALS ARE SUBSTANTIALLY UNCERTAIN. SUCH PERFORMANCE GOALS MAY INCORPORATE PROVISIONS FOR DISREGARDING (OR ADJUSTING FOR) CHANGES IN ACCOUNTING METHODS, CORPORATE TRANSACTIONS (INCLUDING, WITHOUT LIMITATION, DISPOSITIONS AND ACQUISITIONS) AND OTHER SIMILAR TYPE EVENTS OR CIRCUMSTANCES. WITH REGARD TO A RESTRICTED STOCK AWARD THAT IS INTENDED TO COMPLY WITH SECTION 162(M) OF THE CODE, TO THE EXTENT ANY SUCH PROVISION WOULD CREATE IMPERMISSIBLE DISCRETION UNDER SECTION 162(M) OF THE CODE OR OTHERWISE VIOLATE SECTION 162(M) OF THE CODE, SUCH PROVISION SHALL BE OF NO FORCE OR EFFECT. THE APPLICABLE PERFORMANCE GOALS SHALL BE BASED ON ONE OR MORE OF THE PERFORMANCE CRITERIA SET FORTH IN EXHIBIT A HERETO.

        (B) RIGHTS AS STOCKHOLDER. EXCEPT AS PROVIDED IN THIS SUBSECTION
    (B) AND SUBSECTION (A) ABOVE AND AS OTHERWISE DETERMINED BY THE COMMITTEE, THE PARTICIPANT SHALL HAVE, WITH RESPECT TO THE SHARES OF

    RESTRICTED STOCK, ALL OF THE RIGHTS OF A HOLDER OF SHARES OF COMMON STOCK OF THE COMPANY INCLUDING, WITHOUT LIMITATION, THE RIGHT TO RECEIVE ANY DIVIDENDS, THE RIGHT TO VOTE SUCH SHARES AND, SUBJECT TO AND CONDITIONED UPON THE FULL VESTING OF SHARES OF RESTRICTED STOCK, THE RIGHT TO TENDER SUCH SHARES. THE COMMITTEE MAY, IN ITS SOLE DISCRETION, DETERMINE AT THE TIME OF GRANT THAT THE PAYMENT OF DIVIDENDS SHALL BE DEFERRED UNTIL, AND CONDITIONED UPON, THE EXPIRATION OF THE APPLICABLE RESTRICTION PERIOD.

        (C) LAPSE OF RESTRICTIONS. IF AND WHEN THE RESTRICTION PERIOD EXPIRES WITHOUT A PRIOR FORFEITURE OF THE RESTRICTED STOCK SUBJECT TO SUCH RESTRICTION PERIOD, THE CERTIFICATES FOR SUCH SHARES SHALL BE DELIVERED TO THE PARTICIPANT. ALL LEGENDS SHALL BE REMOVED FROM SAID CERTIFICATES AT THE TIME OF DELIVERY TO THE PARTICIPANT EXCEPT AS OTHERWISE REQUIRED BY APPLICABLE LAW.

    8.4. TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY. SUBJECT TO THE APPLICABLE PROVISIONS OF THE RESTRICTED STOCK AWARD AGREEMENT AND THIS PLAN, UPON A PARTICIPANT'S TERMINATION OF EMPLOYMENT OR TERMINATION OF CONSULTANCY FOR ANY REASON DURING THE RELEVANT RESTRICTION PERIOD, ALL RESTRICTED STOCK STILL SUBJECT TO RESTRICTION WILL VEST OR BE FORFEITED IN ACCORDANCE WITH THE TERMS AND CONDITIONS ESTABLISHED BY THE COMMITTEE AT GRANT OR THEREAFTER.

                                  ARTICLE IX.
                              NON-TRANSFERABILITY

    No Stock Option shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. SHARES OF RESTRICTED STOCK UNDER ARTICLE VIII MAY NOT BE TRANSFERRED PRIOR TO THE DATE ON WHICH SHARES ARE ISSUED, OR, IF LATER, THE DATE ON WHICH ANY APPLICABLE RESTRICTION, PERFORMANCE OR DEFERRAL PERIOD LAPSES. NO AWARD shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such AWARD shall be void, and no such AWARD shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such AWARD nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter, that a Non-Qualified Stock Option granted pursuant to
Article VI (other than a Non-Qualified Stock Option granted to a NON-EMPLOYEE DIRECTOR) that is otherwise not Transferable pursuant to this Article IX is Transferable in whole or part and in such circumstances, and under such conditions, as specified by the Committee.

                                   ARTICLE X.
                          CHANGE IN CONTROL PROVISIONS

    10.1. Benefits. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an AWARD, the Participant shall be entitled to the following benefits:

        (a) Subject to paragraph (c) below with regard to Options granted to Eligible Employees and Consultants, all outstanding AWARDS of such Participant granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety. RESTRICTIONS TO WHICH ANY SHARES OF RESTRICTED STOCK GRANTED PRIOR TO THE CHANGE IN CONTROL ARE SUBJECT SHALL LAPSE UPON A CHANGE IN CONTROL. The Committee, in its sole discretion, may provide for the purchase of any such Stock Options by the Company for an amount of cash equal to the excess of the Change in Control price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 10.1, Change in Control price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market

    Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control.

        (b) Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time an Option is granted to an Eligible Employee hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Option if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Options shall be honored or assumed, or new rights substituted therefor (each such honored, assumed or substituted option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer), or, in the case of a Consultant, by the entity (or its parent or subsidiary) which retains the Consultant, immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:

           (I) THE ALTERNATIVE OPTION MUST BE BASED ON STOCK WHICH IS TRADED ON AN ESTABLISHED SECURITIES MARKET, OR WHICH WILL BE SO TRADED WITHIN THIRTY (30) DAYS OF THE CHANGE IN CONTROL;

           (II) THE ALTERNATIVE OPTION MUST PROVIDE SUCH PARTICIPANT WITH RIGHTS AND ENTITLEMENTS SUBSTANTIALLY EQUIVALENT TO OR BETTER THAN THE RIGHTS, TERMS AND CONDITIONS APPLICABLE UNDER SUCH OPTION, INCLUDING, BUT NOT LIMITED TO, AN IDENTICAL OR BETTER EXERCISE SCHEDULE; AND

           (III) THE ALTERNATIVE OPTION MUST HAVE ECONOMIC VALUE SUBSTANTIALLY EQUIVALENT TO THE VALUE OF SUCH OPTION (DETERMINED AT THE TIME OF THE CHANGE IN CONTROL).

        For purposes of Incentive Stock Options, any assumed or substituted Option shall comply with the requirements of Treasury regulation Section 1.425-1 (and any amendments thereto).

        (c) Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated vesting of an Option (other than a grant to a non-employee director pursuant to Article VII hereof), upon a Termination of Employment or Termination of Consultancy during the Pre-Change in Control Period. Unless otherwise determined by the Committee, the Pre-Change in Control Period shall be the one hundred eighty (180) day period prior to a Change in Control.

    10.2. Change in Control. A "Change in Control" shall be deemed to have occurred:

        (a) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company, as a group or individually by Steven S. Elbaum or The Alpine
    Group, Inc.), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities (including, without limitation, securities owned at the time of any increase in ownership);

        (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors;

        (c) upon the merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

        (d) upon the stockholder's of the Company approval of a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale.

                                  ARTICLE XI.
                      TERMINATION OR AMENDMENT OF THE PLAN

    11.1. Termination or Amendment. Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to AWARDS granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company, if and to the extent required by the applicable provisions of Rule 16b-3 or, if and to the extent required, under the applicable provisions of Section 162(m) of the Code, or with regard to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(b);
(iii) change the classification of employees, Consultants and non-employee directors eligible to receive Options under this Plan; (iv) decrease the minimum Option price of any Stock Option; (v) extend the maximum Option period under
Section 6.3; (vi) change any rights under the Plan with regard to non-employee directors; (vii) MATERIALLY ALTER THE PERFORMANCE CRITERIA FOR THE AWARD OF RESTRICTED STOCK; OR (VIII) require stockholder approval in order for the Plan to continue to comply with the applicable provisions, if any, of Rule 16b-3,
Section 162(m) of the Code or, with regard to Incentive Stock Options,
Section 422 of the Code. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of Common Stock that may be issued under the Plan, decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

    Except with respect to the award of Stock Options to non-employee directors under Article VII, the Committee may amend the terms of any AWARD theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant's consent.

                                  ARTICLE XII.
                                 UNFUNDED PLAN

    12.1. Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

                                 ARTICLE XIII.
                               GENERAL PROVISIONS

    13.1. Legend. The Committee may require each person receiving shares pursuant to an AWARD under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

    All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

    13.2. Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

    13.3. No Right to Employment/Consultancy/Directorship. Neither this Plan nor the grant of any AWARD hereunder shall give any Participant or other employee any right with respect to continuance of employment or consultancy with the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or consultant retained to terminate his employment or consultancy, as applicable, at any time. Neither this Plan nor the grant of any Option hereunder shall impose any obligations on the Company to retain any Participant as a director nor shall it impose on the part of any Participant any obligation to remain as a director of the Company.

    13.4. Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. UPON THE VESTING OF RESTRICTED STOCK, OR UPON MAKING AN ELECTION UNDER SECTION 83(B), A PARTICIPANT SHALL PAY ALL REQUIRED WITHHOLDING TO THE COMPANY.

    The Committee may permit any such withholding obligation with regard to any Participant to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

    13.5. Listing and Other Conditions.

        (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an AWARD shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

        (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an AWARD is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or SHARES OF RESTRICTED STOCK and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

        (c) Upon termination of any period of suspension under this Section 13.5, any AWARD affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

    13.6. Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

    13.7. Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

    13.8. Other Benefits. No AWARD payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

    13.9. Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any AWARDS hereunder.

    13.10. No Right to Same Benefits. The provisions of AWARDS need not be the same with respect to each Participant, and such AWARDS granted to individual Participants need not be the same in subsequent years.

    13.11. Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an AWARD. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of the Plan.

    13.12. Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

    13.13. Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

    13.14. Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                                  ARTICLE XIV.
                                  TERM OF PLAN

    No AWARDS shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of stockholder approval, but AWARDS granted prior to such tenth anniversary may extend beyond that date.

                                  ARTICLE XV.
                                  NAME OF PLAN

    This Plan shall be known as the Superior TeleCom Inc. 1996 Stock INCENTIVE Plan.

                                   EXHIBIT A
                              PERFORMANCE CRITERIA

    PERFORMANCE GOALS ESTABLISHED FOR PURPOSES OF CONDITIONING THE GRANT OF AN AWARD OF RESTRICTED STOCK BASED ON PERFORMANCE OR THE VESTING OF PERFORMANCE-BASED AWARDS OF RESTRICTED STOCK SHALL BE BASED ON ONE OR MORE OF THE FOLLOWING PERFORMANCE CRITERIA ("PERFORMANCE CRITERIA"): (I) THE ATTAINMENT OF CERTAIN TARGET LEVELS OF, OR A SPECIFIED PERCENTAGE INCREASE IN, REVENUES, INCOME BEFORE INCOME TAXES AND EXTRAORDINARY ITEMS, NET INCOME, EARNINGS BEFORE INCOME TAX, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, FUNDS FROM OPERATIONS OR A COMBINATION OF ANY OR ALL OF THE FOREGOING; (II) THE ATTAINMENT OF CERTAIN TARGET LEVELS OF, OR A PERCENTAGE INCREASE IN, AFTER-TAX OR PRE-TAX PROFITS INCLUDING, WITHOUT LIMITATION, THAT ATTRIBUTABLE TO CONTINUING AND/OR OTHER OPERATIONS; (III) THE ATTAINMENT OF CERTAIN TARGET LEVELS OF, OR A SPECIFIED INCREASE IN, OPERATIONAL CASH FLOW OR CASH GENERATION TARGETS; (IV) THE ACHIEVEMENT OF A CERTAIN LEVEL OF, REDUCTION OF, OR OTHER SPECIFIED OBJECTIVES WITH REGARD TO LIMITING THE LEVEL OF INCREASE IN, ALL OR A PORTION OF, THE COMPANY'S BANK DEBT OR OTHER LONG-TERM OR SHORT-TERM PUBLIC OR PRIVATE DEBT OR OTHER SIMILAR FINANCIAL OBLIGATIONS OF THE COMPANY, WHICH MAY BE CALCULATED NET OF SUCH CASH BALANCES AND/OR OTHER OFFSETS AND ADJUSTMENTS AS MAY BE ESTABLISHED BY THE COMMITTEE; (V) THE ATTAINMENT OF A SPECIFIED PERCENTAGE INCREASE IN EARNINGS PER SHARE OR EARNINGS PER SHARE FROM CONTINUING OPERATIONS;
(VI) THE ATTAINMENT OF CERTAIN TARGET LEVELS OF, OR A SPECIFIED INCREASE IN RETURN ON CAPITAL EMPLOYED OR RETURN ON INVESTED CAPITAL; (VII) THE ATTAINMENT OF CERTAIN TARGET LEVELS OF, OR A PERCENTAGE INCREASE IN, AFTER-TAX OR PRE-TAX RETURN ON STOCKHOLDERS' EQUITY OR PROFITABILITY TARGETS AS MEASURED BY RETURN RATIO AND STOCKHOLDER RETURNS; (VIII) THE ATTAINMENT OF CERTAIN TARGET LEVELS OF, OR A SPECIFIED INCREASE IN, ECONOMIC VALUE ADDED TARGETS BASED ON A CASH FLOW RETURN ON INVESTMENT FORMULA; (IX) THE ATTAINMENT OF CERTAIN TARGET LEVELS IN THE FAIR MARKET VALUE OF THE SHARES OF THE COMPANY'S COMMON STOCK; AND
(X) THE GROWTH IN THE VALUE OF AN INVESTMENT IN THE COMPANY'S COMMON STOCK ASSUMING THE REINVESTMENT OF DIVIDENDS. FOR PURPOSES OF ITEM (I) ABOVE, "EXTRAORDINARY ITEMS" SHALL MEAN ALL ITEMS OF GAIN, LOSS OR EXPENSE FOR THE FISCAL YEAR DETERMINED TO BE EXTRAORDINARY OR UNUSUAL IN NATURE OR INFREQUENT IN OCCURRENCE OR RELATED TO A CORPORATE TRANSACTION (INCLUDING, WITHOUT LIMITATION, A DISPOSITION OR ACQUISITION) OR RELATED TO A CHANGE IN ACCOUNTING PRINCIPLE, ALL AS DETERMINED IN ACCORDANCE WITH STANDARDS ESTABLISHED BY OPINION NO. 30 OF THE ACCOUNTING PRINCIPLES BOARD.

    IN ADDITION, SUCH PERFORMANCE CRITERIA MAY BE BASED UPON THE ATTAINMENT OF SPECIFIED LEVELS OF COMPANY (OR SUBSIDIARY, DIVISION OR OTHER OPERATIONAL UNIT OF THE COMPANY) PERFORMANCE UNDER ONE OR MORE OF THE MEASURES DESCRIBED ABOVE RELATIVE TO THE PERFORMANCE OF OTHER CORPORATIONS. TO THE EXTENT PERMITTED UNDER CODE SECTION 162(M), BUT ONLY TO THE EXTENT PERMITTED UNDER CODE SECTION 162(M) (INCLUDING, WITHOUT LIMITATION, COMPLIANCE WITH ANY REQUIREMENTS FOR STOCKHOLDER APPROVAL), THE COMMITTEE MAY: (I) DESIGNATE ADDITIONAL BUSINESS CRITERIA ON WHICH THE PERFORMANCE CRITERIA MAY BE BASED OR (II) ADJUST, MODIFY OR AMEND THE AFOREMENTIONED BUSINESS CRITERIA.

--------------------------------------------------------------------------------

                             SUPERIOR TELECOM INC.
                          EMPLOYEE STOCK PURCHASE PLAN

--------------------------------------------------------------------------------

                              AMENDED AND RESTATED
                        EFFECTIVE AS OF DECEMBER 1, 1996
              (AS FURTHER AMENDED EFFECTIVE AS OF JANUARY 1, 2001)

                             SUPERIOR TELECOM INC.
                          EMPLOYEE STOCK PURCHASE PLAN

                  AMENDED AND RESTATED AS OF DECEMBER 1, 1996
              (AS FURTHER AMENDED EFFECTIVE AS OF JANUARY 1, 2001)

1. PURPOSE.

    The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the provisions of the Plan shall be construed in a manner consistent with the requirements of such section of the Code. The Plan was approved by the Board on September 27, 1996, initially effective on October 1, 1996, and was approved by the sole stockholder of the Company on September 27, 1996. The Plan is amended and restated, effective as of December 1, 1996.

2. DEFINITIONS.

    (a) "Agent" shall mean the agent appointed by the Committee pursuant to
Section 11(b) hereof.

    (b) "Board" shall mean the Board of Directors of the Company.

    (c) "Change in Capitalization" shall mean any increase, reduction, or change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise,

    (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

    (e) "Committee" shall mean the Compensation Committee of the Board or such other committee appointed from time to time by the Board. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

    (f) "Common Stock" shall mean shares of common stock, par value $.01 per share, of the Company.

    (g) "Company" shall mean Superior TeleCom Inc., a Delaware corporation.

    (h) "Compensation" shall mean the total cash compensation paid during an Offering Period by the Company, any Designated Subsidiary or any affiliate of the Company to an Employee, including overtime and bonuses, as reported by the Company, any Designated Subsidiary or any affiliate of the Company for federal income tax purposes, and including an Employee's portion of salary deferral contributions pursuant to Section 401(k) of the Code and any amount excludable pursuant to Section 125 of the Code. Compensation shall not include any contributions by the Company or any of its affiliates to, or benefits paid under, this Plan or under any other pension, profit-sharing, fringe benefit, group insurance or other employee welfare plan heretofore or hereafter adopted or any deferred compensation arrangement. For purposes of this Section, affiliate shall mean any entity required to be aggregated with the Company under
Section 414 (b), (c), (m) or (o) of the Code.

    (i) "Designated Subsidiaries" shall mean each Subsidiary Corporation of the Company on the effective date of the Plan and future Subsidiary Corporations which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

    (j) "Employee" shall mean any person, including an officer, who is regularly and continuously employed by the Company or a Designated Subsidiary.

    (k) "Employer" shall mean, with respect to any Employee, the Company or Designated Subsidiary by which the Employee is employed.

    (l) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    (m) "Exercise Date" shall mean the last business day of each Offering Period in which payroll deductions are made under the Plan.

    (n) "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee on the advice of a registered investment adviser (as defined under the Investment Advisers Act of 1940).

    (o) "Offering Date" shall mean the first day of each calendar quarter.

    (p) "Offering Period" shall mean each calendar quarter during the effectiveness of the Plan, commencing on each Offering Date, PROVIDED that the Committee shall have the power to change the duration of Offering Periods.

    (q) "Option" shall mean an option to purchase shares of Common Stock of the Company.

    (r) "Parent Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    (s) "Participant" shall mean an Employee who participates in the Plan.

    (t) "Plan" shall mean the Superior TeleCom Inc. Employee Stock Purchase Plan, as amended from time to time.

    (u) "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

    (v) "Subsidiary Corporation" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the employer corporation if, at the time of granting an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. ELIGIBILITY.

    (a) Subject to the requirements of Section 4(b) hereof, any person who is
(i) an Employee as of an Offering Date and (ii) who customarily works more than twenty (20) hours per week for an Employer and at least five (5) months per year for an Employer shall be eligible to participate in the Plan and be granted an Option for the Offering Period commencing on such Offering Date.

    (b) Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an Option under the Plan:

        (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding Options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary Corporation or Parent Corporation; or

        (ii) which permits such Employee's right to purchase stock under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary Corporation or Parent Corporation to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for any calendar year in which such option is outstanding at any time.

4. GRANT OF OPTION; PARTICIPATION.

    (a) On each Offering Date, the Company shall commence an offer by granting each eligible Employee an Option to purchase shares of Common Stock, subject to the limitations set forth in Sections 3(b) and 10 hereof. The Committee shall specify the terms and conditions for each such offer, including the number of shares of Common Stock that may be purchased thereunder.

    (b) Each eligible Employee may elect to become a Participant in the Plan with respect to an Offering Period, only by filing an agreement with the Company authorizing payroll deductions (as set forth in Section 5 hereof).

    (c) The Option price per share of the Common Stock subject to an offering shall be determined by the Board, in its sole discretion, and shall remain in effect unless modified at least thirty (30) days prior to the applicable Offering Date, but in no event shall be less than the lesser of:
(i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the date immediately prior to the Offering Date or (ii) eighty-five (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date. Effective as of December 1, 1996 until modified by the Board, the price per share of the Common Stock subject to an offering shall be the lesser of:
(i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the date immediately prior to the Offering Date or (ii) eighty-five (85%) of the Fair Market Value of a share of Common Stock on the Exercise Date.

5. PAYROLL DEDUCTIONS.

    (a) At least fourteen (14) days prior to each Offering Date, a Participant may, in the manner prescribed by forms approved by the Committee, and subject to the restriction set forth in Section 3(b)(ii) above, authorize a payroll deduction in a designated dollar amount or in any whole percentage up to twenty-five percent (25%) of his or her Compensation, PROVIDED, that such maximum percentage may be reduced by the Committee, in its sole discretion, prior to the Offering Date. The minimum amount that may be deducted as a designated dollar amount or in any whole percentage of Compensation by a Participant for each payroll period shall equal at least one percent (1%) of a Participant's Compensation. A Participant may increase or decrease such payroll deductions prior to the beginning of an Offering Period, upon fourteen
(14) days' prior written notice to the Committee. A Participant may terminate a payroll deduction authorization at any time, upon seven (7) days' prior written notice to the Committee. An authorization shall remain in effect until modified or terminated by the Participant or until the percentage used to determine the Option price (as set forth in Section 4(c) above) is effectively increased.

    (b) All payroll deductions made by a Participant shall be credited to such Participant's account under the Plan. A Participant may not make any additional payments into such account.

    (c) In the event a Participant makes a hardship withdrawal of employee deferral (401(k)) contributions under a 401(k) profit sharing plan of the Company, a Designated Subsidiary or an affiliate or any other plan qualified under Section 401(a) of the Code that contains a Code Section 401(k) feature, such Participant's payroll deductions and the purchase of shares of Common Stock under the Plan shall be suspended until the first payroll period following the Offering Date commencing after the twelve (12) month period after such hardship withdrawal. If a Participant who elects a hardship withdrawal under such a 401(k) profit sharing plan or such other plan has a cash balance accumulated in his or her account at the time of withdrawal that has not already been applied to purchase shares of Common Stock, such cash balance shall be returned to the Participant as soon as administratively practicable.

6. EXERCISE OF OPTION.

    (a) Unless a Participant withdraws from the Plan as provided in Section 8 hereof, such Participant's election to purchase shares of Common Stock shall be exercised automatically on the Exercise Date, and the maximum number of whole and/or fractional shares of Common Stock subject to such Option shall be purchased for such Participant at the applicable Option price with the accumulated payroll deductions in such Participant's account. If all or any portion of the shares cannot reasonably be purchased on the Exercise Date in the sole discretion of the Committee because of unavailability or any other reason, such purchase shall be made as soon thereafter as feasible. In no event shall certificates for any fractional shares be issued under the Plan.

    (b) The shares of Common Stock purchased upon exercise of an Option hereunder shall be credited to the Participant's account under the Plan and shall be deemed to be transferred to the Participant on the Exercise Date and, except as otherwise provided herein, the Participant shall have all rights of a stockholder with respect to such shares, including, without limitation, the right to receive dividends on the shares and the right to vote or tender such shares.

7. DELIVERY OF COMMON STOCK.

    (a) Certificates for whole shares of Common Stock shall not be issued to Participants unless and until requested or as otherwise provided pursuant to
Section 8, but in no event shall certificates be issued earlier than sixty
(60) days (or such shorter period of time as the Committee, in its sole discretion, may determine) following the Exercise Date on which such shares of Common Stock were purchased. If a Participant requests certificates for whole shares of Common Stock, any fractional shares of Common Stock shall remain in the Participant's account during his or her employment, unless he or she requests cash in lieu of the fractional shares. A fee fixed by the Plan's Agent or transfer agent, as the case may be, may be charged to the Participant for the issuance of certificates of shares of Common Stock and for the replacement of lost certificates. Certificates for a fractional share of Common Stock shall not be issued under any circumstance.

    (b) A Participant may request the Agent to sell all or a portion of shares of Common Stock for which certificates have not been issued and receive cash for such shares, subject to any brokerage fees or commissions.

8. WITHDRAWALS; TERMINATION OF EMPLOYMENT; DISABILITY OR LEAVE OF ABSENCE PRIOR TO TERMINATION OF EMPLOYMENT.

    (a) A Participant may withdraw all, but not less than all, the payroll deductions credited to such Participant's account (that have not been used to purchase shares of Common Stock) under the Plan at any time prior to the Exercise Date by giving seven (7) days' prior written notice to the Committee. All such payroll deductions credited to such Participant's account shall be paid to such Participant (without interest) promptly after receipt of such Participant's written notice of withdrawal and such Participant's Option for the Offering Period in which the withdrawal occurs shall be automatically terminated. No further payroll deductions for the purchase of shares of Common Stock shall be made for such Participant during such Offering Period. A Participant's withdrawal from an offering shall not have any effect upon such Participant's eligibility to participate in a subsequent offering or in any similar plan which may hereafter be adopted by the Company.

    (b) If a Participant retires or terminates his or her employment with the Company or any Subsidiary for any reason other than death, the payroll deductions credited to such Participant's account (that have not been used to purchase shares of Common Stock) shall be returned or distributed to the Participant (without interest) as soon as practicable following the Participant's retirement or other termination of employment. The Participant shall elect, within the sixty (60) day period following the Participant's retirement or other termination of employment with the Company or any Subsidiary, (i) to receive certificates for all of the whole shares of Common Stock and cash in lieu of any fractional shares of Common Stock credited to the Participant's account under the Plan, (ii) to have certificates for all shares of Common Stock (including fractional shares) credited to the Participant's account under the Plan transferred to an individual brokerage account established by the Agent for the benefit of the Participant or for the benefit of the Participant and his or her spouse as joint tenants with rights of survivorship, or (iii) a combination of (i) and (ii). In the event the Participant does not make an election within such sixty (60) day period, certificates for all shares of Common Stock (including fractional shares) credited to the Participant's account under the Plan shall be transferred to an individual brokerage account established by the Agent for the benefit of the Participant. A fee fixed by the Plan's Agent may be charged to the Participant for the issuance of certificates of shares of Common Stock.

    (c) In the event of the Participant's death, the Participant's Option shall be exercised in accordance with the terms of the Plan such that the payroll deductions credited to such Participant's account after the Offering Date (whether before or immediately following the Participant's death) shall be used to purchase shares of Common Stock in accordance with the terms of the Plan. The Participant's beneficiary shall elect, within the sixty (60) day period following the Exercise Date following the Participant's death, (i) to receive certificates for all of the whole shares of Common Stock and cash in lieu of any fractional shares of Common Stock credited to the Participant's account under the Plan, (ii) to have certificates for all shares of Common Stock (including fractional shares) credited to the Participant's account under the Plan transferred to an individual brokerage account established by the Agent for the benefit of the Participant's beneficiary, or (iii) a combination of (i) and
(ii). In the event the Participant's beneficiary does not make an election within such sixty (60) day period, certificates for all shares of Common Stock (including fractional shares) credited to the Participant's account under the Plan shall be transferred to an individual brokerage account established by the Agent for the benefit of the Participant's beneficiary. A fee fixed by the Plan's Agent may be charged to the Participant's beneficiary for the issuance of certificates of shares of Common Stock.

    (d) In the event of a Participant's Disability or Leave of Absence, payroll deductions shall only be taken from Compensation that is due and owing to the Participant. To the extent that any cash balance has accumulated in the Participant's account, such balance shall be used to purchase shares of Common Stock on the Exercise Date. With respect to a Participant who becomes ineligible to participate due to a Disability or Leave of Absence, shares of Common Stock held in such Participant's account shall continue to be held in the Participant's account unless he or she elects otherwise under Section 7(a). In the event that such individual's Disability or Leave of Absence ends and such individual returns to work as an Employee and satisfies the eligibility conditions under Section 3, payroll deductions shall resume automatically in accordance with his or her most recent payroll deduction authorization form in effect prior to the Disability or Leave of Absence, unless he or she elects otherwise. Section 8(b) shall apply to any termination of employment with the Company or any Subsidiary following a Participant's Disability or Leave of Absence. The terms "Disability" or "Disabled" shall mean a permanent and total disability as defined under Section 22(e)(3) of the Code. A "Leave of Absence" shall be determined in accordance with the personnel policies of the Participant's Employer.

9. DIVIDENDS AND INTEREST.

    (a) Cash dividends, if any, on shares of Common Stock acquired through the Plan will be automatically paid by check directly to the Participant by the Company, or if applicable, the transfer agent. Dividends paid in property other than cash or Common Stock shall be distributed to Participants as soon as practicable.

    (b) No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

10. STOCK.

    (a) The maximum number of shares of Common Stock which shall be reserved for sale under the Plan shall be 1,000,000, subject to adjustment as provided in
Section 16 hereof. If the total number of shares which would otherwise be subject to Options granted pursuant to Section 4(a) hereof on an Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which Options have been exercised or are then outstanding), the Committee shall make a pro rata allocation of the shares remaining available for Option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of such reduction of the number of Option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary. Purchases of Common Stock under the Plan shall be made by the Agent on the open market, or in the sole discretion of the Committee, may be made by the Company's delivery of treasury shares or newly-issued and authorized shares to the Plan, upon such terms as the Committee may approve.

    (b) Shares of Common Stock to be delivered to a Participant under the Plan shall be registered solely in the name of the Participant or, at the election of the Participant, in the name of the Participant and his or her spouse as joint tenants with rights of survivorship.

11. ADMINISTRATION.

    (a) The Plan shall be administered by the Committee, and the Committee may select an administrator to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the laws of, countries other than the United States to comply with applicable tax and securities laws. All interpretations and determinations of the Committee shall be made in its sole and absolute discretion based on the Plan document and shall be final, conclusive and binding on all parties.

    (b) The Committee may employ such legal counsel, consultants, brokers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant, broker or agent. The Committee may, in its sole discretion, designate an Agent to administer the Plan, purchase and sell shares of Common Stock in accordance with the Plan, keep records, send statements of account to employees and to perform other duties relating to the Plan, as the Committee may request from time to time. The initial Agent for the Plan is Smith Barney, Inc. Such Agent shall serve as custodian for purposes of the Plan and, unless otherwise requested by the Participant, Common Stock purchased under the Plan shall be held by and in the name of, or in the name of a nominee of, the custodian for the benefit of each Participant, who shall thereafter be a beneficial stockholder of the Company. The Committee may adopt, amend or repeal any guidelines or requirements necessary for the custody and delivery of the Common Stock, including, without limitation, guidelines regarding the imposition of reasonable fees in certain circumstances.

    (c) The Company shall, to the fullest extent permitted by law and the Certificate of Incorporation and By-laws of the Company and, to the extent not covered by insurance, indemnify each director, officer or employee of the Employer (including the heirs, executors, administrators and other personal representatives of such person) and each member of the Committee against all expenses, costs, liabilities and losses (including attorneys' fees, judgments, fines, excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred by such person in connection with any threatened, pending or actual suit, action or proceeding (whether civil, criminal, administrative or investigative in nature or otherwise) in which such person may be involved by reason of the fact that he or she is or was serving this Plan in any capacity at the request of the Employer, except in instances where any such person engages in willful neglect or fraud. Such right of indemnification shall include the right to be paid by the Company for expenses incurred or reasonably anticipated to be incurred in defending any such suit, action or proceeding in advance of its disposition; provided, however, that the payment of expenses in advance of the settlement or final disposition of a suit, action or proceeding, shall be made only upon delivery to the Company of an undertaking by or on behalf of such person to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified hereunder. Such indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the Certificate of Incorporation of the Company or the By-Laws of the Company. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company.

    (d) Employees shall be fully responsible for (i) any brokerage fees and commissions charged for the sale of Common Stock, (ii) any fees for certificates of shares of Common Stock and (iii) any taxes owed by them as a result of participation in the Plan.

12. DESIGNATION OF BENEFICIARY.

    A Participant may file, on forms supplied by and delivered to the Company, a written designation of a beneficiary who is to receive any shares of Common Stock and cash remaining in such Participant's account under the Plan in the event of the Participant's death. Such designation of beneficiary may be changed by the Participant at any time by written notice. If a Participant is married on the date of his death and no beneficiary had been designated by the Participant prior to his death, the Participant's spouse will be presumed to be his beneficiary. If a Participant is not married on the date of his death and no beneficiary had been designated by the Participant prior to his death, the Participant's beneficiary shall be his estate.

13. TRANSFERABILITY.

    (a) Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an Option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in an way (other than by will, the laws of descent and distribution or as provided in Section 10(b) or 12 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with
Section 8 hereof.

    (b) All rights of a Participant granted under this Plan, including but not limited to, the grant of an Option, the right to exercise an Option and the ability to authorize payroll deductions shall relate solely to a Participant, except as otherwise provided in Section 8(c) hereof.

14. USE OF FUNDS.

    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

15. REPORTS.

    Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to participating Employees at such times prescribed by the Committee; such statements shall set forth the amounts of payroll deductions, the per share purchase price, the number of shares of

Common Stock purchased, the aggregate shares in the Participant's account and the remaining cash balance, if any.

16. EFFECT OF CERTAIN CHANGES.

    (a) In the event of any increase, reduction, or change or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise, or the distribution of an extraordinary dividend, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under Option, as well as the price per share of Common Stock covered by each Option under the Plan which has not yet been exercised.

    (b) In the event of the complete liquidation of the Company or of a reorganization, consolidation or merger in which the Company is not the surviving Corporation, any Option granted under the Plan shall continue in full force and effect unless either (i) the Board modifies such Option so that it is fully exercisable with respect to all of the Common Stock subject thereto prior to the effective date of such transaction or (ii) the surviving corporation issues or assumes a stock option as contemplated under Section 424(a) of the Code.

17. AMENDMENT OR TERMINATION.

    The Company, by action of the Board (or a duly authorized committee thereof), may at any time terminate or amend the Plan. No such termination shall adversely affect Options previously granted and no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant. No amendment shall be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange rule. Upon termination of the Plan, the Company shall return or distribute the payroll deductions credited to such Participant's account (that have not been used to purchase shares of Common Stock).

18. NOTICES.

    All notices or other communications by a Participant to the Company or the Committee under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company or Committee at the location, or by the person, designated for the receipt thereof. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and the delivery of other information. Any notices or communications by the Company to a Participant shall be deemed given if directed to such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing shall be suspended until the Participant furnishes the proper address.

19. REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

    (a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

    (b) The obligation of the Company to sell or deliver shares of Common Stock with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

    (c) To the extent required, the Plan is intended to comply with Rule 16b-3 and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act and Rule 16b-3, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

20. WITHHOLDING OF TAXES.

    (a) If the Participant makes a disposition, within the meaning of
Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares issued to such Participant pursuant to such Participant's exercise of an Option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Exercise Date, such Participant shall immediately, or as soon as practicable thereafter, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

    (b) Notwithstanding anything herein to the contrary, the Employer shall have the right to make such provisions as it deems necessary to satisfy any obligations to withhold federal, state, or local income taxes or other taxes incurred by reason of the issuance of Common Stock pursuant to the Plan. Notwithstanding anything herein to the contrary, the Employer may require a Participant to remit an amount equal to the required withholding amount and may invalidate any election if the Participant does not remit applicable withholding taxes.

21. NO EMPLOYMENT RIGHTS.

    The establishment and operation of this Plan shall not confer any legal rights upon any Participant or other person for a continuation of employment, nor shall it interfere with the rights of an Employer to discharge any Employee and to treat him without regard to the effect which that treatment might have upon him as a Participant or potential Participant under the Plan.

22. SEVERABILITY OF PROVISIONS.

    If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

23. CONSTRUCTION.

    The use of a masculine pronoun shall include the feminine, and the singular form shall include the plural form, unless the context clearly indicates otherwise. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

                               SUPERIOR TELECOM INC.
                                  1790 Broadway
                           New York, New York 10019-1412

            THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Steven S. Elbaum, Bragi F. Schut and Stewart H. Wahrsager, and each of them, as Proxies each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Superior TeleCom Inc. held of record by the undersigned on April 26, 2001 at the Annual Meeting of Stockholders to be held on June 7, 2001, or any adjournments or postponements thereof.

                  (Continued and to be signed on reverse side)

/X/ Please mark your
    votes as in this
    example

              WITHHOLD                                                GRANT
authority to vote for the eight nominees            authority to vote for the eight nominees

                FOR  / /            AGAINST  / /        ABSTAIN  / /


1. Election of EIGHT Directors
   STOCKHOLDERS MAY withhold authority to vote for any nominee
   BY DRAWING A LINE THROUGH OR OTHERWISE STRIKING OUT THE NAME OF SUCH NOMINEE.
   ANY PROXY EXECUTED IN SUCH MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE
   ELECTION OF ANY NOMINEE SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

   Nominees:
   Kenneth G. Byers, Jr.
   Steven S. Elbaum
   Eugene P. Connell
   John C. Jansing
   James R. Kanely
   Robert J. Levenson
   Bragi F. Schut
   Charles Y.C. Tse

2. Ratification of the selection of Arthur Andersen LLP as the independent auditors of Superior TeleCom Inc.

3. Approval of an amendment to the Superior TeleCom Inc. 1996 Stock Incentive Plan.

4. Approval of an amendment to the Superior TeleCom Inc. Employee Stock Purchase Plan.

5. Authority to vote in their discretion on such other business as may properly come before the meeting.

   This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for each of the proposals named above.

Please MARK, sign, date and return THIS PROXY CARD PROMPTLY, USING the enclosed envelope.

                                               Dated:_____________________, 2001

                                               _______________________________
                                                  (Signature)

                                               _______________________________
                                                  (Signature if held jointly)

                                               _______________________________
                                                   (Title if applicable)

                                                Note: Please sign exactly as
                                                name appears hereon. When
                                                shares are held by joint
                                                tenants, both should sign.
                                                When signing as attorney,
                                                executor, administrator,
                                                trustee or guardian, please
                                                give full title as such. If a
                                                corporation, please sign in
                                                full corporate name by
                                                president or other authorized
                                                officer. If a partnership,
                                                please sign in partnership
                                                name by authorized person.